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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [x]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[x]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


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               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[x]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (4) Date Filed:

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Notes:

                             U.S. BIOSCIENCE, INC.
                               One Tower Bridge
                               100 Front Street
                          West Conshohocken, PA 19428

                               ----------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                    TO BE HELD ON THURSDAY, APRIL 22, 1999

                               ----------------

  The Annual Meeting of Stockholders (the "Meeting") of U.S. Bioscience, Inc., a Delaware corporation (the "Company"), will be held on Thursday, April 22, 1999, at 10:00 a.m. at The Philadelphia Marriott West, 111 Crawford Avenue, West Conshohocken, Pennsylvania 19428, for the following purposes:

    1. To elect eight directors to hold office until the Annual Meeting of the Stockholders in 2000 and until their respective successors are duly elected and qualified.

    2. To consider a proposal to approve the U.S. Bioscience, Inc. 1999 Incentive Compensation Plan.

    3. To transact such other business as may properly come before the Meeting and any and all adjournments and postponements thereof.

  The Board of Directors has fixed the close of business on March 1, 1999 as the record date for the Meeting. Only stockholders of record at that time are entitled to notice of and to vote at the Meeting and any adjournment or postponement thereof.

  The enclosed proxy is solicited by the Board of Directors of the Company. Reference is made to the accompanying Proxy Statement for further information with respect to the business to be transacted at the Meeting.

  A complete list of the stockholders entitled to vote at the Meeting will be open to the examination of any stockholder, for any purpose germane to the Meeting, during ordinary business hours, for a period of at least 10 days prior to the Meeting, at the offices of the Company, One Tower Bridge, 100 Front Street, West Conshohocken, Pennsylvania 19428.

  The Board of Directors urges you to date, sign and return the enclosed proxy promptly. The return of the enclosed proxy will not affect your right to vote in person if you do attend the Meeting.

                                          By Order of the Board of Directors,

                                             Martha E. Manning
                                                 Secretary

West Conshohocken, Pennsylvania
March 17, 1999

                             U.S. BIOSCIENCE, INC.
                               One Tower Bridge
                               100 Front Street
                          West Conshohocken, PA 19428

                               ----------------
                              PROXY STATEMENT FOR

                        ANNUAL MEETING OF STOCKHOLDERS
                                APRIL 22, 1999
                               ----------------

                              GENERAL INFORMATION

  This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of U.S. Bioscience, Inc., a Delaware corporation (the "Company"), for use at the Company's Annual Meeting of Stockholders (together with any and all adjournments and postponements thereof, the "Meeting") which is scheduled to be held at 10:00 a.m. (local Philadelphia time), on Thursday, April 22, 1999 at The Philadelphia Marriott West, 111 Crawford Avenue, West Conshohocken, Pennsylvania 19428 for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This Proxy Statement, the foregoing notice and the enclosed proxy card are being sent to stockholders on or about March 17, 1999.

  The cost of solicitation of proxies will be borne by the Company. In addition to the use of the mails, proxies may be solicited by telephone by officers, directors and a small number of regular employees of the Company who will not be specially compensated for such services. The Company has retained the services of Corporate Investor Communications, Inc. as the Company's proxy solicitation agent for the Meeting, at a cost of approximately $6,000 plus reasonable expenses, which will be borne by the Company. The Company also will request banks, brokers and other custodians, nominees and fiduciaries to solicit proxies from beneficial owners where appropriate, and will reimburse such persons for reasonable expenses incurred in that regard.

  The Company's annual report to stockholders for the fiscal year ended December 31, 1998, including financial statements, is being mailed to stockholders with this Proxy Statement but does not constitute a part of this Proxy Statement.

                   VOTING SECURITIES AND SECURITY OWNERSHIP

Voting Securities

  At the close of business on March 1, 1999, the record date fixed for the determination of stockholders entitled to notice of and to vote at the Meeting, there were outstanding 27,101,696 shares of the Company's Common Stock, par value $.01 per share ("Common Stock"), which have one vote per share.

  The Company presently has no other class of stock outstanding and entitled to be voted at the Meeting. The presence at the Meeting, in person or by proxy, of stockholders entitled to cast at least a majority of the votes which all stockholders are entitled to cast will constitute a quorum for the Meeting. A plurality of the votes cast is required for the election of directors. The affirmative vote of a majority of the shares represented in person or by proxy at the Meeting and entitled to vote on the subject matter is required to approve the U.S. Bioscience, Inc. 1999 Incentive Compensation Plan (the "1999 Plan") and to take action with respect to any other matter that may properly be brought before the Meeting. Stockholders do not have cumulative voting rights in the election of directors or otherwise.

  Shares cannot be voted at the Meeting unless the holder of record is present in person or by proxy. The enclosed proxy card is a means by which a stockholder may authorize the voting of his or her shares at the Meeting. The shares of Common Stock represented by each properly executed proxy card will be voted at the meeting in accordance with the stockholder's directions. Stockholders are urged to specify their choices by marking the appropriate boxes on the enclosed proxy card; if no choice has been specified, the shares will be voted as recommended by the Board of Directors. The Board of Directors knows of no matters other than the election of directors and the proposed approval of the 1999 Plan which are likely to come before the Meeting. However, if any other matters are properly presented to the Meeting for action, the proxy holders will vote the proxies (which confer discretionary authority to vote on such matters) in accordance with their judgment.

  Any proxy may be revoked at any time prior to its exercise by notifying the Secretary of the Company in writing, by delivering a duly executed proxy bearing a later date, or by attending the Meeting and voting in person.

  With regard to the election of directors, votes may be cast "FOR" or "WITHHELD" from any or all of the nominees. Votes that are withheld will be excluded entirely from the vote and will have no effect, other than for purposes of determining the presence of a quorum. Abstentions will be considered present and entitled to vote at the meeting for purposes of determining the presence of a quorum, but will not be counted as votes for a given matter. Abstentions on the proposal to approve the 1999 Plan will have the effect of votes against the proposal because it requires for passage the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote. With regard to any other matter that may be brought before the Meeting, abstentions will be considered present and entitled to vote at the Meeting for purposes of determining the presence of a quorum, but will not be counted as votes for the given matter.

  Brokers who hold shares in street name for customers have the authority under the rules of the various stock exchanges to vote on certain matters when they have not received instructions from beneficial owners. Where brokers vote on some matters but cannot exercise discretionary authority on a matter for beneficial owners who have not provided voting instructions (commonly known as "broker non-votes"), those shares will be considered present and entitled to vote for quorum purposes but will not be considered present and entitled to vote on any matter for which the broker cannot vote. Any broker non-votes on the proposal to approve the 1999 Plan will have no effect on the outcome of the proposal because that proposal requires the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote, and such broker non-votes will not be considered shares present and entitled to vote with respect to such matter under applicable Delaware law.

  Your vote is important. Please complete, sign and return the accompanying proxy card whether or not you plan to attend the Meeting. If you plan to attend the Meeting to vote in person and your shares are registered with the Company's transfer agent in the name of a broker or bank, you must secure a proxy card from the broker or bank assigning voting rights to you for your shares.

Security Ownership of Management and Principal Stockholders

  The table below sets forth certain information, as of March 1, 1999 (except as otherwise provided in notes 1 and 2 below), regarding the holdings of Common Stock of (i) each person who is known to the Company to be the beneficial owner of more than 5% of the outstanding shares of the Company's Common Stock, (ii) each Director of the Company, (iii) each nominee for Director, (iv) each individual named in the Summary Compensation Table on page 9 and (v) all directors and executive officers as a group. Unless otherwise specified, the named beneficial owner has sole voting and investment power. The information in the table below was furnished by the persons listed, and constitutes beneficial ownership as defined in regulations of the

Securities and Exchange Commission. Shares issuable pursuant to the exercise of stock options are included in the table below if such options are currently exercisable or exercisable by April 30, 1999.

                                                       Amount and Nature  % of
                                                         of Beneficial   Common
     Name of Beneficial Owner                              Ownership     Stock
     ------------------------                          ----------------- ------
Domain Partners IV, L.P. and DP IV Associates, L.P....     2,901,666(1)   10.5
State of Wisconsin Investment Board...................     2,000,750(2)    7.4
C. Boyd Clarke........................................       169,300(3)    *
Robert I. Kriebel.....................................       251,250(4)    *
Paul Calabresi, M.D...................................        32,093(5)    *
Robert L. Capizzi, M.D................................       205,897(6)    *
Brian H. Dovey .......................................             0(7)    *
Douglas J. MacMaster, Jr..............................        37,983(8)    *
Allen Misher, Ph.D....................................        43,466(9)    *
George H. Ohye........................................             0       *
Betsey Wright.........................................        38,083(10)   *
Martha E. Manning.....................................       139,050(11)   *
Wolfgang Oster, M.D...................................        79,000(12)   *
Barbara J. Scheffler..................................       187,610(13)   *
All directors and executive officers as a group (11
 persons).............................................       997,012(14)   3.6

--------
 (*) Less than 1% of class.

 (1) The information with respect to Domain Partners IV, L.P. and DP IV Associates, L.P. is presented in reliance on information contained in their Schedule 13D, as filed with the Securities and Exchange Commission on February 5, 1999, reporting the beneficial ownership by Domain Partners IV, L.P. of 2,833,760 shares of Common Stock (including shares issuable upon the exercise of warrants) and by DP IV Associates, L.P. of 67,906 shares of Common Stock (including shares issuable upon the exercise of warrants). According to their Schedule 13D, Domain Partners IV, L.P. and DP IV Associates, L.P. may be deemed to constitute a "group" withing the meaning of Section 13(d) of the Securities Exchange Act of 1934, as amended; each of Domain Partners IV, L.P. and DP IV Associates, L.P. is a limited partnership, and its sole general partner is One Palmer Square Associates IV, L.L.C.; Domain Partners IV, L.P. has sole voting and investment power with respect to 2,833,760 shares of Common Stock; and DP IV Associates, L.P. has sole voting and investment power with respect to 67,906 shares of Common Stock. The address of Domain Partners IV, L.P., DP IV Associates, L.P. and One Palmer Square Associates IV, L.L.C. is: One Palmer Square, Princeton, NJ 08452.

 (2) The information with respect to the State of Wisconsin Investment Board is presented in reliance on information contained in its Schedule 13G reporting as of December 31, 1998, as filed with the Securities and Exchange Commission. The address of the State of Wisconsin Investment Board is: P.O. Box 7842, Madison WI 53707.

 (3) Includes 156,000 shares issuable upon exercise of stock options held by Mr. Clarke. Also includes 5,000 shares owned directly by Mr. Clarke and 8,300 shares owned directly by Margaret A. Clarke, Mr. Clarke's wife.

 (4) Represents shares issuable upon exercise of stock options held by Mr. Kriebel.

 (5) Represents shares issuable upon exercise of stock options held by Dr. Calabresi.

 (6) Includes 195,032 shares issuable upon exercise of stock options held by Dr. Capizzi.

 (7) Mr. Dovey is one of several managing members of One Palmer Square Associates IV, L.L.C., the sole general partner of Domain Partners IV, L.P. and DP IV Associates, L.P. Mr. Dovey has elected to report, on filings pursuant to Section 16(a) of the Securities Exchange Act of 1934, indirect beneficial ownership of the entire number of securities reported as beneficially owned by Domain Partners IV, L.P. and by DP IV Associates, L.P. However, Mr. Dovey disclaims beneficial ownership of any securities, and any proceeds thereof, that exceed his pecuniary interest therein, and/or that are not actually distributed to him. The beneficial ownership of Domain Partners IV, L.P. and DP IV Associates, L.P. is reported in the foregoing table and in note 1 above.

 (8) Represents shares issuable upon exercise of stock options held by Mr. MacMaster.

 (9) Includes 36,486 shares issuable upon exercise of stock options held by Dr. Misher.

(10) Includes 37,983 shares issuable upon exercise of stock options held by Ms. Wright.

(11) Includes 139,000 shares issuable upon exercise of stock options held by Ms. Manning.

(12) Represents shares issuable upon exercise of stock options held by Dr.
     Oster.

(13) Includes 168,760 shares issuable upon exercise of stock options held by Ms. Scheffler.

(14) Includes 965,717 shares issuable upon exercise of stock options. Does not include shares beneficially owned by Domain Partners IV, L.P. and DP IV Associates, L.P. as to which Mr. Dovey disclaims beneficial ownership (see notes 1 and 7 above) or shares beneficially owned by Ms. Scheffler who resigned as Senior Vice President, Corporate and Scientific Affairs, of the Company as of December 31, 1998.

                             ELECTION OF DIRECTORS

Nominees for Election

  At the Meeting, the stockholders will elect eight directors to hold office until the Annual Meeting of Stockholders in 2000 and until their respective successors are duly elected and qualified. Unless contrary instructions are given, the shares represented by a properly executed proxy will be voted "FOR" the election of the following nominees: Paul Calabresi, M.D., C. Boyd Clarke, Brian H. Dovey, Robert I. Kriebel, Douglas J. MacMaster, Jr., Allen Misher, Ph.D., George H. Ohye and Betsey Wright. Dr. Capizzi, who has served as a director since 1992, will not be standing for reelection at the Meeting. All of the nominees are presently members of the Board of Directors of the Company.

  The Board of Directors believes that all nominees will be able to serve as directors; if this should not be the case, however, the proxies may be voted for a substitute nominee designated by the Board of Directors.

  The Board of Directors unanimously recommends a vote for each of the nominees.

                             NOMINEES FOR ELECTION

                                             Director       Positions with
                  Name                   Age  Since          the Company
                  ----                   --- -------- --------------------------
Allen Misher, Ph.D.(1)..................  66   1988   Chairman of the Board of
                                                       Directors
C. Boyd Clarke..........................  50   1996   President, Chief Executive
                                                       Officer and Director
Robert I. Kriebel.......................  56   1991   Executive Vice President,
                                                       Chief Financial Officer
                                                       and Director
Paul Calabresi, M.D.(1).................  68   1992   Director
Brian H. Dovey..........................  57   1999   Director
Douglas J. MacMaster, Jr.(2)............  68   1994   Director
George H. Ohye..........................  63   1998   Director
Betsey Wright(2)........................  55   1994   Director

--------
(1) Member of Executive Compensation Committee
(2) Member of Audit Committee

  Dr. Misher has served on the Board continuously since 1988 and has served as Chairman of the Board since March 1998. He was President of the Philadelphia College of Pharmacy and Science from 1984 until his retirement on December 31, 1994, and since February 1995 has been President Emeritus. Dr. Misher was Senior Vice President of National Medical Care, Inc. from 1982 to 1984, and President of SmithKline Medical Diagnostics, a division of SmithKline Beckman Corporation, from 1978 to 1982. He is a director of OraVax, Inc., a biopharmaceutical company engaged in the discovery and development of oral vaccines and noninjected antibody products.

  Mr. Clarke was elected to the Board of Directors in September 1996 when he joined the Company as President and Chief Operating Officer. In March 1998, he was promoted to the position of Chief Executive Officer. From 1977 until he joined the Company, Mr. Clarke held various positions with Merck & Co. and its affiliates, including Vice President, Strategy, Alliance Management and Development of Merck Vaccines, from 1995 to 1996; President of Pasteur-Merieux MSD, from 1993 to 1994; General Manager, Pasteur-Merieux--Merck Affairs of Merck & Co., Inc., from 1992 to 1993; and Executive Director, Corporate Planning of Merck & Co., Inc., from 1988 to 1992.

  Mr. Kriebel joined the Company in April 1991 as Senior Vice President-Finance and Administration and Treasurer, and has served as the chief financial officer of the Company since that time. He was elected as a

Director in May 1991. In September 1996, Mr. Kriebel was promoted to the position of Executive Vice President, Chief Financial Officer and Treasurer. Prior to joining the Company, Mr. Kriebel held various positions with Rhone-Poulenc Rorer Inc. (formerly Rorer Group Inc.) from 1974 until November 1990. From 1987 to November 1990 he was Vice President and Controller of Rorer Group Inc.'s Armour Pharmaceutical Company subsidiary. In 1986, Mr. Kriebel was Vice President-Investor Relations of Rorer Group Inc. and from 1979 to 1985 he was Treasurer of Rorer Group Inc.

  Dr. Calabresi has since 1993 been Chairman Emeritus and Professor of Medicine, and from 1974 to 1993 was Chairman of the Department of Medicine, of Brown University School of Medicine. He is a member of the Institute of Medicine of the National Academy of Sciences, was the recipient in 1992 of the Oscar B. Hunter Memorial Award in Therapeutics of the American Society for Clinical Pharmacology and Therapeutics, and was the recipient in 1995 of the American Cancer Society's St. George Medal. Dr. Calabresi was president of the American Society of Clinical Oncology from 1969 to 1970, and Chairman of the National Cancer Advisory Board from 1991 to 1994. He is the author or editor of over 200 manuscripts and books relating to the pharmacology of anticancer agents and the management of cancer patients.

  Mr. Dovey was elected to the Board of Directors in February 1999, shortly after the completion of a $20 million private placement by the Company with Domain Partners IV, L.P., DP IV Associates, L.P. and Proquest Investments, L.P., three private investment partnerships. Since 1988, Mr. Dovey has been a Managing Member of Domain Associates, L.L.C., a private venture capital management company focused on life sciences. He is also a managing member of One Palmer Square Associates IV, L.L.C., which is the sole general partner of Domain Partners IV, L.P. and DP IV Associates, L.P., each of which is a private investment partnership. Prior to joining Domain Associates, Mr. Dovey was President of Rorer Group, Inc. from 1986 to 1988. He serves as a director of Connetics Corporation, Creative Biomolecules, Inc., NABI, Vivus, Inc. and Trimeris, Inc.

  Mr. MacMaster has been retired since 1991. For 30 years prior to his retirement, Mr. MacMaster was employed by Merck & Co., as a Senior Vice President from 1988 to 1991 and as President of its Merck, Sharpe & Dohme Division from 1985 to 1988. He is a director of American Precision Industries, Inc., a manufacturer of heat transfer and motion control equipment, Flamel Technologies, S.A., a French pharmaceutical company, Martek Biosciences Corp., a research-intensive pharmaceutical company, Neose Technologies, Inc., a biotechnology company engaged in the synthesis, discovery and development of complex carbohydrates for nutritional and pharmaceutical uses, and OraVax, Inc., a biopharmaceutical company engaged in the discovery and development of oral vaccines and noninjected antibody products. He is also a director of Stratton Funds, a family of mutual funds headquartered in Plymouth Meeting, Pennsylvania.

  Mr. Ohye is a consultant to the pharmaceutical industry. In 1998, he retired from Carter-Wallace, Inc. as Corporate Vice President, Compliance and Regulatory and member of the Corporate Officers Committee. Previously, from 1989-1994, he was Senior Vice President, Worldwide Regulatory Affairs with Johnson&Johnson's R. W. Johnson Pharmaceutical Research Institute and also held the concomitant position of member, Board of Directors of Ortho-McNeil Pharmaceuticals Division of Johnson&Johnson. Prior to joining Johnson&Johnson, Mr. Ohye was Vice President, Worldwide Drug Regulatory Affairs, Pharmaceutical Research & Development Division of Bristol-Myers, Inc. He received an A.B. degree in Economics from Rutgers University and a J.D. degree from Seton Hall Law School.

  Ms. Wright has been Senior Director of The Wexler Group, a government relations and public affairs firm in Washington, DC, since March 1996. She served as Executive Vice President of The Wexler Group from March 1993 to March 1996. Ms. Wright specializes in policy areas of healthcare, transportation and trade. From 1980 until March 1993, she was associated in Arkansas with Governor Bill Clinton, as his chief of staff for seven years, as manager of three re-election campaigns, as chair and executive director of the Arkansas Democratic Party, as deputy chair of his presidential campaign, and as a member of his transition staff.

Meetings and Committees of the Board of Directors

  The Company has an Audit Committee and an Executive Compensation Committee, but does not have an Executive Committee or a Nominating Committee. The Audit Committee, which held two meetings in 1998, consists of Mr. MacMaster and Ms. Wright. The functions of the Audit Committee generally include reviewing with the independent auditors the scope and results of their engagement and reviewing the adequacy of the Company's system of internal accounting controls. In addition, the Audit Committee oversees the Company's progress in addressing the Year 2000 issues.

  The Executive Compensation Committee, which held four meetings in 1998, consists of Drs. Calabresi and Misher. The Executive Compensation Committee is responsible for establishing salaries, bonuses and other compensation, and granting stock options, for the Company's officers.

  The Board of Directors held seven meetings in 1998. In 1998 each incumbent director attended at least 75% of the combined number of meetings of the Board and of the Committees on which such directors served.

Compensation of Directors

  The Company pays a special $20,000 annual chairman's fee to the non-employee Chairman of the Board and a $10,000 annual fee to each non-employee director (including the chairman) who does not elect to receive stock options in lieu of fees under the U.S. Bioscience, Inc. 1996 Non-Employee Directors Stock Option Plan (the "Directors Plan"). In addition, the Company pays each non-employee director (including the chairman) a $1,500 meeting attendance fee for each meeting of the Board of Directors (other than meetings held by teleconference) that the non-employee director attends in person and a $750 special teleconference meeting participation fee for each meeting of the Board of Directors that is held by teleconference and in which business is conducted for more than 30 minutes. In addition, the Company pays to non-employee members of the Committees of the Board a special meeting attendance fee of $750 for each Committee meeting which the non-employee member attends in person or in which he or she participates by telephone.

  Under the Directors Plan, each non-employee director may elect to receive options to purchase Common Stock in lieu of the regular annual fees to which he or she would be entitled upon reelection. The purchase price of each share of Common Stock subject to such an option is equal to 30 percent of the fair market value (determined based on a ten-day market average, as provided in the Directors Plan) of a share of Common Stock on the date of grant, and the number of shares of Common Stock subject to the option is equal to $10,000 divided by 70 percent of such fair market value. Options granted under the Directors Plan are fully exercisable commencing six months after the date of grant and terminate on the tenth anniversary of the date of grant, subject to earlier termination by the Board in the event of a liquidation or dissolution of the Company. Each of Dr. Calabresi and Messrs. Dovey, MacMaster and Ohye has elected to receive options under the Directors Plan in lieu of the regular annual fees to which he will be entitled upon reelection at the Meeting.

  The Company's 1992 Stock Option Plan (the "1992 Plan") and the 1999 Plan contain special provisions with regard to those directors of the Company who are not employees of the Company, which provisions are intended to permit no discretion with regard to the timing of grants of stock options to such directors, the price at which shares of Common Stock covered by such options may be purchased and the number of shares of Common Stock covered by such options. Pursuant to the terms of the 1992 Plan, each non-employee director who was a director when the 1992 Plan was adopted on April 15, 1992 received an initial grant on November 16, 1993 and has received a similar grant every three years thereafter. Each non-employee director who was first elected to the Board after the adoption of the 1992 Plan received an initial grant upon first being elected as a director and has received a similar grant every three years thereafter. Prior to September 1996, each such grant was an option to purchase 15,000 shares of Common Stock (adjusted to reflect the reverse stock split adopted by the stockholders in April 1996), exercisable in three equal installments on the three anniversary dates of the date of grant, at an exercise price equal to the fair market value of the shares on the date of grant. In September 1996, the Board of Directors amended the 1992 Plan in connection with a review of compensation generally, and since then, all nondiscretionary grants to non-employee directors under the 1992 Plan have been options to purchase 30,000 shares of Common Stock, and all such grants made under the 1999 Plan (which, if approved by the stockholders, will replace the 1992 Plan for grants to non-employee directors) also will be options to purchase 30,000 shares of Common Stock. All such options expire ten years from the date of grant.

  In addition to compensation as a director, Mr. Ohye also received $4,000 from the Company for consulting services regarding regulatory matters. Dr. Capizzi also received compensation from the Company in his role as advisor to the Company, as described below under "Related Transactions."

                            EXECUTIVE COMPENSATION

Summary Compensation Table

  The following table sets forth certain information regarding compensation paid or accrued by the company for each of the last three years to the Company's Chief Executive Officer and each of the Company's four other most highly compensated executive officers during the year ended December 31, 1998 (collectively, the "named executive officers"):

                                                Annual Compensation           Long-Term Compensation
                                              -----------------------    --------------------------------
                                                                                 Awards          Payouts
                                                               Other     ---------------------- ---------
                                                              Annual     Restricted             Long-Term All Other
                                                              Compen-      Stock                Incentive  Compen-
                                              Salary   Bonus  sation      Award(s)    Options    Plan(s)  sation(6)
Name and Principal Position              Year   ($)     ($)     ($)         ($)     (Shares)(5)    ($)       ($)
---------------------------------------  ---- ------- ------- -------    ---------- ----------- --------- ---------
C. Boyd Clarke (1).....................  1998 306,096 125,400       0       N/A       272,000      N/A     108,150
 President and                           1997 275,000  68,750       0       N/A       106,000      N/A      64,918
 Chief Executive Officer                 1996  83,912  23,451       0       N/A       150,000      N/A       9,370

Robert I. Kriebel......................  1998 205,498  72,716       0       N/A       128,000      N/A      84,856
 Executive Vice President and            1997 194,846  84,280       0       N/A        64,000      N/A      64,991
 Chief Financial Officer                 1996 178,750  47,877       0       N/A        97,000      N/A      58,480

Martha E. Manning......................  1998 188,723  76,320       0       N/A       127,000      N/A      69,326
 Executive Vice President,               1997 179,039  77,400       0       N/A        40,000      N/A      49,922
 General Counsel and Secretary           1996 151,340  43,942       0       N/A        50,000      N/A      42,178

Wolfgang Oster.........................  1998 219,882  88,608       0       N/A       127,000      N/A      75,786
 Executive Vice President,               1997 209,019  53,250 192,575(3)    N/A        40,000      N/A      58,575
 Worldwide Clinical Research             1996 200,760  53,441  19,809(4)    N/A        50,000      N/A      29,739

Barbara J. Scheffler (2)...............  1998 190,820  48,230       0       N/A        40,000      N/A      70,418
 Senior Vice President,                  1997 180,077  45,500       0       N/A        40,000      N/A      59,020
 Corporate and Scientific Affairs        1996 170,080  43,191       0       N/A        25,000      N/A      55,204

--------
(1) Mr. Clarke joined the company in September 1996 as President and Chief Operating Officer, was elected to the Board of Directors in December 1996 and was promoted to the position of Chief Executive Officer on March 10, 1998.

(2) Ms. Scheffler resigned from the company as of December 31, 1998.

(3) Reflects relocation and moving allowance including tax gross-up.

(4) Reflects foreign service premium of $19,809.

(5) Reflects option grants awarded to the named executive officers in February 1998, in respect of performance in 1997, and grants awarded to the named executive officers in December 1998, in respect of performance in 1998. The Executive Compensation Committee plans to conduct future annual reviews of officers' compensation in December each year.

(6) Represents, as applicable to each individual, amounts for company provided life insurance, Executive Deferred Compensation Plans, Employee Pension Plan and Employee Savings Plan--401(k). For each above named executive, the 1998 amounts are as follows:

  Mr. Clarke: life insurance, $4,118; deferred compensation, $82,678; pension, $18,021; and 401(k), $3,333.

  Mr. Kriebel: life insurance, $4,169; deferred compensation, $59,333; pension, $18,021; and 401(k), $3,333.

  Ms. Manning: life insurance, $1,203; deferred compensation, $46,769;
   pension, $18,021; and 401(k), $3,333.

  Dr. Oster: life insurance, $1,476; deferred compensation, $52,956; and pension, $18,021 and 401(k), $3,333.

  Ms. Scheffler: life insurance, $1,902; deferred compensation, $47,162; and pension, $18,021 and 401(k), $3,333.

  Mr. Clarke has an employment arrangement pursuant to which he will receive a severance payment equal to the amount of his annual salary (exclusive of bonus) in the event of involuntary termination for any reason other than serious misconduct (which is defined for this purpose as fraud, embezzlement, excessive unauthorized absences, or other serious acts of impropriety). If such an involuntary termination occurs, the Company also has agreed that the Company will continue to provide medical coverage for Mr. Clarke for one year following such termination and that his then-outstanding stock options will continue to vest and remain exercisable during such one-year period.

  Dr. Oster has an employment arrangement pursuant to which the Company has agreed to provide not less than six months notice prior to termination for any reason other than serious misconduct (which is defined for this purpose as fraud, embezzlement, excessive unauthorized absences, or other serious acts of impropriety).

  Ms. Scheffler resigned as Senior Vice President, Corporate and Scientific Affairs, as of December 31, 1998. Ms. Scheffler is now serving as a consultant to the Company for a one-year term ending December 31, 1999, under an agreement which provides that she will receive fees in the aggregate amount of $192,919.94, she will provide up to 250 hours of consulting services to the Company, certain non-qualified stock options previously granted to Ms. Scheffler will continue to vest during the consulting term and she will receive a contingent, incentive cash bonus in respect of her consulting services in an amount equal to 10,000 multiplied by the excess, if any, of the closing price of a share of Common Stock on December 31, 1999 over $7 (which was the closing price of a share of Common Stock on December 16, 1998).

  The Company has entered into agreements (the "Executive Severance Agreements") with the Company's elected vice presidents and with all officers holding higher office, pursuant to which the Company has agreed to provide specified severance benefits to each such executive. Each of the Executive Severance Agreements provides that if the executive's employment with the Company is terminated by the Company for any reason other than the executive's death, disability or for "cause" (as defined in the Executive Severance Agreements to cover specified serious misconduct), or if the executive resigns for "good reason" (as defined in the Executive Severance Agreements to cover a downgrading of the executive by the Company or non-fulfillment by the Company of certain contractual commitments to the executive), within three years following a "change in control of the Company," the Company will make a lump sum severance payment to the executive equal to the product determined by multiplying the highest annual compensation paid or payable by the Company to the executive with respect to each of the three calendar years ending with the year in which the date of termination occurs, by the number of years (including any fraction of a year) remaining in the three-year period commencing with the date of change in control of the Company. The compensation base on which such payment is calculated includes bonuses and deferred compensation as well as salary. In addition, in lieu of any fringe benefits to be paid to the executive with respect to the remainder of the aforesaid three-year period, the executive will receive an additional lump sum equal to the product of multiplying $20,000 (in the case of Mr. Clarke, $30,000) by the number of years (including any fraction of a year) remaining in the aforesaid three-year period, and a further payment designed to compensate the executive for lost pension benefits by reason of his or her termination of employment earlier than three years following the change in control of the Company.

  A "change in control of the Company" is deemed to have occurred if (i) there has been a change in control of a nature that would be required to be reported in response to Securities and Exchange Commission disclosure requirements for proxy statements and Current Reports on Form 8-K relating to changes in control; or (ii) any person, entity or group (within the meaning of certain provisions of the Exchange Act), other than any employee benefit plan (or related trust) sponsored or maintained by the Company or any subsidiary of the Company, is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing 30% or more of the combined voting power in the election of directors; or during any period of two consecutive years, individuals who at the beginning of such period constitute the Board cease for any reason to have authority to cast at least a majority of the votes which all directors on the Board are entitled to cast, unless the election, or the nomination for election by the Company's stockholders, of each new director was approved by a vote of at least two-thirds of the votes entitled to be cast by the directors then still in office who were directors at the beginning of the period.

  The Executive Severance Agreements provide that payments required to be made to an executive are to be reduced to the extent they would not be deductible by the Company for federal income tax purposes due to the provisions of
Section 280G of the Internal Revenue Code, as determined by independent tax counsel.

Stock Option Grants in 1998

  The following table sets forth certain information with respect to individual grants of new stock options in 1998 to the named executive officers:

                            Number      Percent
                              of           of                          Potential realizable value at
                          Securities     Total                         assumed annual rates of stock
                          Underlying  Options/SARs                     price appreciation for option
                         Options/SARs  Granted to                                term (2)
                           Granted     Employees   Exercise            -----------------------------
                          in Fiscal    in Fiscal   or Base                   5%            10%
                           Year (1)       Year      Price   Expiration -------------- --------------
          Name               (#)          (%)       ($/Sh)     Date         ($)            ($)
          ----           ------------ ------------ -------- ---------- -------------- --------------
C. Boyd Clarke..........   172,000        8.7%     $10.938   03/10/08       1,183,108      2,998,228
                           100,000        5.1%      $7.000   12/16/08         440,226      1,115,620
Robert I. Kriebel.......    64,000        3.3%     $10.938   03/10/08         440,226      1,115,620
                            64,000        3.3%     $ 7.000   12/16/08         281,745        713,997
Martha E. Manning.......    40,000        2.0%     $10.938   03/10/08         275,141        697,262
                            87,000        4.4%     $ 7.000   12/16/08         382,997        970,589
Wolfgang Oster..........    40,000        2.0%     $10.938   03/10/08         275,141        697,262
                            87,000        4.4%     $ 7.000   12/16/08         382,997        970,589
Barbara J. Scheffler....    40,000        2.0%     $10.938   03/10/08         275,141        697,262

--------
(1) The Company's stock option plans are administered with respect to senior officers by the Executive Compensation Committee, made up entirely of members of the Board of Directors who are not employees of the Company. The Committee determines the number of options to be granted to each senior officer and the terms of such options. All stock options granted to the above named executives in 1998 have an exercise price equal to or greater than the fair market value on the date of grant, become exercisable at a rate of 25% per year following the date of grant and have a term of 10 years.
(2) Potential realizable value is based on the assumption that the price of the Company's common stock as of the date of option grant, appreciates at the annual rate shown (compounded annually) until the end of the 10-year option term. These amounts are calculated based on requirements promulgated by the Securities and Exchange Commission and do not reflect the Company's estimate of future common stock price growth. If the Company's stock price does not appreciate in value from the date of grant, options granted in 1998 will have no value. Similarly, if the assumed annual rates of stock price appreciation illustrated above are achieved, total stockholder value will have increased by approximately $138.2 million at the 5% assumed annual rate and approximately $350.2 million at the 10% assumed annual rate based upon the actual number of shares of common stock outstanding as of December 31, 1998 and a stock price equal to the weighted average stock price of all options granted in 1998 to the above named executives. Under both assumed annual rates of stock price appreciation illustrated above, the aggregate potential value realized by the above named executives represents less than 3% of the potential value realizable by all stockholders.

Aggregated Option Exercises in 1998 and Year-End Option Values

  The following table sets forth a summary of options exercised by the named executive officers during 1998 and presents the value of unexercised options as at December 31, 1998 held by the named executive officers:

                                                Number of unexercised     Value of unexercised
                                                  Options at fiscal       in-the-money Options
                           Shares                     year-end           at fiscal year-end (1)
                         acquired on  Value   ------------------------- -------------------------
                          exercise   Realized Exercisable Unexercisable Exercisable Unexercisable
  Name                       (#)       ($)        (#)          (#)          ($)          ($)
  ----                   ----------- -------- ----------- ------------- ----------- -------------
C. Boyd Clarke..........        0          0     97,000      431,000            0      18,750
Robert I. Kriebel.......        0          0    210,250      235,000      340,516      32,813
Martha E. Manning.......        0          0    113,000      189,000      182,688      30,188
Wolfgang Oster..........        0          0     53,000      189,000       43,938      30,188
Barbara J. Scheffler....    8,500     45,688    139,760       93,000      274,633      20,813

--------
(1) Total value of "in-the money" unexercised options is based upon a calculation of the difference between the closing market value of the Company's Common Stock on December 31, 1998 ($7.188 per share) and the exercise price of the "in-the-money" options, multiplied by the number of "in-the-money" option shares.

                    EXECUTIVE COMPENSATION COMMITTEE REPORT

  The Company's executive compensation program is administered by the Executive Compensation Committee of the Board of Directors (the "Committee"), which has responsibility for all aspects of the compensation program for the executive officers of the Company. The Committee is comprised of the two directors listed at the end of this report, neither of whom is an employee of the Company and each of whom qualifies as a non-employee director for the purpose of Rule 16b-3 under the Securities Exchange Act of 1934 and an outside director for the purposes of Section 162(m) of the Internal Revenue Code (the "Code").

  The Committee's primary objective is to establish and administer programs to attract, retain and motivate skilled and talented executives, and to align their compensation with the Company's performance and business strategies and growth in stockholder value. Recognizing that the transition from a development stage company to an operating company is an appropriate time to review all elements of the executive compensation program and that market conditions and regulatory changes will cause the Company to operate in an increasingly competitive environment, the Committee has undertaken a comprehensive review of the Company's executive compensation program with the assistance of the Company's outside compensation consultants. As a result of this review, the Committee has established, and the Board of Directors supports, an executive compensation philosophy for U.S. Bioscience, Inc. that includes the following key elements:

  . a "management-by-objectives" and "pay-for-performance" orientation under which a significant and increasing portion of total compensation reflects corporate, business unit and individual performance, as measured both quantitatively and qualitatively;

  . an emphasis on total compensation under which base salaries and cash incentives are targeted at median competitive levels based on the peer-group corporations used by the Company's compensation consultants for the purpose of advising the Company, but which provides opportunities to achieve total compensation at higher levels if corporate and individual performance are both superior to predetermined levels;

  . an appropriate balance of short-term and long-term compensation which facilitates retention of talented executives, rewards effective long-term strategic planning and encourages ownership of U.S. Bioscience, Inc. Common Stock; and

  . as an executive's level of responsibility increases, putting a greater portion of the executive's total compensation opportunity at risk through stock and other performance initiatives and correspondingly less on salary and benefits.

  The Committee made substantial adjustments in the executive compensation program during 1998 in an effort to ensure that this philosophy is reflected in compensation decisions, not only for executive officers but also for lower levels of management. The U.S. Bioscience, Inc. 1999 Incentive Compensation Plan (the "1999 Plan"), which will be before the stockholders for approval at the Meeting, was prepared and recommended by the Committee to permit the implementation of some of the new features of the executive compensation program.

The Legislative Cap on Deductibility of Pay

  Code Section 162(m) imposes a $1 million dollar limit on the deductibility of compensation paid for the Company's taxable year to any "covered employee" (as that term is used for purposes of Code Section 162(m), which generally will be the Company's chief executive officer and its four other most highly compensated executives). While the Company's cash compensation level is far below this limit, the Committee recognizes that competitive total compensation levels for senior executive officers at the Company may, in the future, exceed the $1 million deduction limit of Section 162(m) of the Code, especially if there is significant appreciation in the Company's stock price. Therefore, it will be the Company's policy to structure executive compensation plans to increase the deductibility of executive compensation by minimizing the compensation subject to this limit, except in certain limited circumstances where other factors (such as a more favorable and predictable accounting treatment) weigh against this general policy. As part of this general policy, stockholder approval is being sought for the 1999 Plan described elsewhere in this Proxy Statement which is structured so as to permit certain of the awards granted pursuant to the 1999 Plan to be "performance based" and therefore exempt from the limits imposed under Code Section 162(m).

1999 Executive Compensation Opportunities

  The primary components of the Company's 1999 executive compensation program are:

  . base salaries;

  . annual cash incentive opportunities; and

  . stock incentive opportunities (subject to stockholder approval of the 1999 Plan).

Base Salaries

  The base salary range for executives is market-based and is related to an evaluation of the responsibilities for each executive's position. Base salary ranges generally are established at or near the median of salaries paid for comparable positions based upon compensation data compiled by the Company's compensation consultants and available surveys of executive compensation at publicly-held pharmaceutical or biotechnology companies with revenue levels comparable to the Company's or at a comparable state of development. Base salaries for executives are reviewed annually and will be subject to adjustment on the basis of the Committee's evaluation of individual and corporate performance, and competitive market and internal equity considerations.

Cash Incentives

  Annual incentive opportunities are being provided to executive officers and other managers. Awards will be based on the Committee's evaluation of corporate and individual performance compared to preset financial and operational targets that the Committee determines are important in creating stockholder value. All goals are reviewed and approved by the Committee and are set in advance, with no minimum guarantee in terms of a bonus. Each participant in the annual incentive portion of the program has a specific target award opportunity which have been established at between 15% and 50% of base salary for 1999. Actual awards will be calculated based on achievement, measured using a matrix of corporate and individual objectives, and, for the President and Chief Executive Officer, will range from $0 for performance that is much below the target level up to 75% of base salary for performance much above the target level. The range for other executive officers will be from $0 to 60% of base salary for performance much above the target level. Awards may also be granted to an executive who demonstrates extraordinary responsiveness to an unforeseen circumstance or who has a unique accomplishment of special importance to the Company which was not recognized in the normal goal setting process.

Stock Incentive Opportunities

  The Committee strongly believes that the interests of stockholders are best served by linking executives' financial success with the Company's stock performance. Subject to approval of the 1999 Plan by the stockholders, the Committee will continue to grant stock options to executive officers with an exercise price equal to the fair market value on the date of grant. The target award for each executive position will continue to be based on guidelines developed from historical practice of the Company and also taking into account competitive norms for awarding of stock options. Whether an individual receives more or less than his or her target grant will be based on the same criteria that will be used to determine annual cash incentives.

  In addition to stock option awards, subject to stockholder approval of the 1999 Plan, the Committee also plans to make awards of performance shares (as described under "Proposal to Approve the Company's 1999 Incentive Compensation Plan") to executive officers and certain other key officers of the Company during 1999, in yet-to-be-determined modest amounts that will be calculated to bring their total compensation up to the median of similar officers in the peer-group corporations used by the Company's compensation consultants for the purpose of advising the Company. Based on the advice of the Company's compensation consultants, current total compensation for these officers is below the peer-group median by approximately 16%. These awards of performance shares would vest, on an accelerated basis as follows: 50% at the conclusion of four consecutive quarterly reporting periods, taken as a whole, during which the Company produced an operating profit (excluding unusual items); 50% at the conclusion of four consecutive quarterly reporting periods, taken as a whole, during which the Company had positive operating cash flow; and 100% upon a change of control. If the performance shares do not become vested on an accelerated basis, they would become 100% vested upon the eighth anniversary of the date of grant, provided that the recipient is then still an employee of the Company. The Committee believes that granting awards of performance shares for the purpose of making up this shortfall in total compensation will not only serve to raise the total compensation of these officers to appropriate levels but also will encourage stock ownership, further aligning the interests of these officers with those of the stockholders.

Compensation Program Elements for 1998

  The salary and bonus columns in the Summary Compensation Table lists the 1998 salary and bonus payments made to the Company's named executive officers.

  Early in 1998, the Committee reviewed and approved a list of measurable corporate financial and strategic goals to be used to establish annual objectives for officers participating in the incentive cash bonus program for 1998. The President and Chief Executive Officer, Mr. Clarke, had his entire annual incentive bonus based on the achievement of three objective corporate financial goals regarding revenues, earnings per share and year-end cash balance, which are of direct benefit to the stockholders. Each of the other executive officers had one-half of his or her annual incentive bonus based on the achievement of these same financial goals, and the other half of his or her annual incentive bonus was based on the achievement of measurable individual objectives which had been established early in the year. The individual objectives selected for each executive officer were those that the officer could directly affect and that were expected to directly contribute to the achievement of the corporate goals.

  In December 1998, based on the level of achievement of the 1998 corporate objectives, the Committee awarded to Mr. Clarke a cash bonus with respect to 1998 of 40% of base salary. Based on the achievement of these corporate objectives and their individual objectives, the Committee also awarded cash bonuses to Mr. Kriebel, Ms. Manning and Dr. Oster ranging from 35% to 40% of base salary for 1998.

  Using the same evaluation criteria, the Committee awarded to Mr. Clarke a stock option for 100,000 shares, representing his target level grant under the Company's existing stock option guidelines. The Committee also awarded stock options to the other executive officers, which aggregated options for 238,000 shares of Common Stock, representing their respective target level grants plus additional options for 23,000 shares to each of Ms. Manning and Dr. Oster in respect of their promotions to the office of Executive Vice President.

  At meetings in December 1998 and February 1999, the Committee determined to increase executive officer salaries for 1999 only modestly, consistent with the Committee's objective of making cash compensation substantially dependent on actual performance measured against the achievement of established objectives. As a result, the Committee increased the 1999 salaries of Mr. Clarke and each of the other executive officers by 3%.

  The foregoing report has been furnished by the members of the Committee who are listed below. No member of the Committee is a former or current officer or employee of the Company.

March 1, 1999                          Allen Misher, Ph.D., Chairman
                                       Paul Calabresi, M.D.

Stock Performance Graph

  The following graph compares the Company's cumulative total stockholder return on its Common Stock for a five-year period (December 31, 1993 to December 31, 1998) with the cumulative total stockholder return of the AMEX Biotechnology Index and the AMEX Market Value Index. Assumes dividends, if any, have been reinvested.

                           U.S. BIOSCIENCE, INC.
                                1999 PROXY
                       STOCK PERFORMANCE GRAPH DATA
DATE      US BIOSCIENCE*        AMEX BIOTECH INDEX      AMEX MARKET VALUE INDEX
              "UBS"                   "BTK"                       "XAX"
          VALUE  INDEX            VALUE   INDEX           VALUE   INDEX
12/93     16.75  100.00           115.78  100.00          477.15  100.00
12/94     7.125   42.54            82.06   70.88          433.66   90.89
12/95       9.5   56.72           133.77  115.54             550  115.27
12/96    12.625   75.37            144.3  124.63          572.34  119.95
12/97    9.0625   54.10           162.42  140.28          684.61  143.48
12/98    7.1875   42.91           185.13  159.90          688.99  144.40
* All UBS values adjusted for 4/22/96 reverse stock split


                             RELATED TRANSACTIONS

  Robert L. Capizzi, M.D., who has been a Director since 1992, will not be standing for reelection at the Meeting. Dr. Capizzi is also serving as a consultant to the Company for a one-year term ending May 31, 1999, under an agreement which provides that he will provide 40-80 hours of consulting services and certain non-qualified stock options previously granted to Dr. Capizzi will continue to vest during the consulting term. The Company has asked Dr. Capizzi to serve as Chairman of its Scientific Advisory Board after the Meeting.

  On March 11, 1996 the Company granted to Dr. Capizzi an option to purchase 10,000 shares of common stock at an exercise price of $13.875 per share, the fair market value of the Company's common stock on that date (as adjusted to reflect the reverse stock split effected in April 1996). The option will become exercisable as to 10,000 shares only at the time, if ever, of a submission by the Company to the United States Food and Drug Administration ("FDA") of a supplemental new drug application, on or before March 31, 2001, for Ethyol's use as a bone marrow stimulation in myelodysplastic bone marrow syndrome, and as to an additional 10,000 shares only at such time, if ever, as the Company obtains, on or before March 31, 2001, approval by the FDA of an Ethyol supplemental new drug application for bone marrow stimulation indication in the setting of chemotherapy induced myelosuppression, and provided that the Company receives, if requested, assistance from Dr. Capizzi in obtaining such approval. The option granted to Dr. Capizzi expires March 11, 2006.

      PROPOSAL TO APPROVE THE COMPANY'S 1999 INCENTIVE COMPENSATION PLAN

  During the last several years the Company has awarded options to key employees, including "officers" (within the meaning of regulations promulgated under Section 16 of the Securities Exchange Act of 1934, as amended) and non-employee directors under the U.S. Bioscience, Inc. 1992 Stock Option Plan (the "1992 Plan"). On March 1, 1999, there were remaining subject to the 1992 Plan only 29,275 shares of Common Stock which had not already been issued or reserved for issuance upon the exercise of outstanding options granted under the 1992 Plan. After a review of the executive compensation program, the Executive Compensation Committee recommended that the Board of Directors adopt a new, more flexible plan, rather than increasing the number of shares subject to the 1992 Plan for future incentive awards.

  Subject to stockholder approval, the Board of Directors adopted the U.S. Bioscience, Inc. 1999 Incentive Compensation Plan (as previously defined, the "1999 Plan"), effective February 11, 1999, in order to increasingly link the personal interests of those individuals who are determined to be "key employees" and non-employee directors to the long-term financial success of the Company and the growth of stockholder value. The Board believes that the 1999 Plan will help the Company to attract, motivate and retain the people upon whose judgment and special skills the success of the Company is largely dependent. The following description of the 1999 Plan is only a summary and is qualified in its entirety by reference to the full text of the 1999 Plan which is included as Exhibit A to this Proxy Statement.

  The Board of Directors, in accordance with the terms of the 1999 Plan, has established the Executive Compensation Committee of the Board of Directors (the "Committee"), as the committee to operate and administer the 1999 Plan. The Committee has the authority under the 1999 Plan to designate persons as key employees and to make them participants in the Plan. Any of the approximately 150 employees of the Company and its subsidiaries may be designated as a key employee if the Committee determines that he or she can contribute significantly to the growth and profitability of the Company and its affiliates or if he or she is identified by the Committee in a special situation involving extraordinary performance, promotion, retention or recruitment. However, it is anticipated that awards will be made under the 1999 Plan primarily to a group of approximately 15 individuals who are non-employee directors, executive officers of the Company and other members of the management group, and that options granted to the remaining employees will continue to be awarded under the U.S. Bioscience, Inc. Non-executive Stock Option Plan which was adopted in 1994. Rule 16b-3 ("Rule 16b-3") under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), provides exemptions from the "short-swing" profit provisions of Section 16(b) under the Exchange Act with respect to, among other things, grants to officers and directors of options to acquire employer securities provided the option grants are approved by a committee of "Non-Employee Directors" (as that term is defined in Rule 16b-3), or if certain other requirements are met. It is anticipated that the awards made to officers and directors under the 1999 Plan will be made on terms that will entitle such awards to exemption from the short-swing profit provisions of Section 16(b) under applicable provisions of Rule 16b-3.

  The 1999 Plan permits awards to be made to key employees in the form of "incentive stock options" (as defined in the Internal Revenue Code), nonqualified options (i.e., option grants not intended to qualify as incentive stock options), performance shares (which consist of restricted stock which becomes vested under the applicable vesting provisions of the 1999 Plan) and cash.

  The 1999 Plan provides that each person who becomes a non-employee director on or after the effective date of the 1999 Plan will receive an automatic grant of a stock option (a "Director's Option") to purchase 30,000 shares of Common Stock upon first becoming a director and every three years thereafter for as long as he or she continues to be a non-employee director and shares remain available under the 1999 Plan. The 1999 Plan also provides for the grant of Director's Options to each individual serving as a non-employee director who received a similar grant under the 1992 Plan on the third anniversary of the most recent such grant and thereafter on each subsequent third anniversary of such date of grant for as long as he or she continues to be a non-employee director and shares remain available under the 1999 Plan. It cannot be determined, at this time, how many Director's Options will be granted pursuant to the 1999 Plan to the non-employee directors, as a group, or to any individual non-employee director since those amounts will depend in part on the timing and size of the awards granted to key employees. Mr. Dovey, who was elected to the Board on February 11, 1999, has been awarded an initial nondiscretionary option to purchase 30,000 shares of Common Stock under the 1999 Plan, subject to the approval of the 1999 Plan by the stockholders.

  Subject to adjustment upon the occurrence of certain events, the Common Stock that may be issued under the 1999 Plan is limited to 3,000,000 shares, and options may not be granted to any one participant under the 1999 Plan for more than 300,000 shares in any one calendar year. Additional limitations on the number of shares that may be subject to grants of incentive stock options are applicable, consistent with certain provisions of the Internal Revenue Code. In the event of any merger, reorganization, consolidation, recapitalization, separation, liquidation, stock dividend, split-up, share combination, or other change in the corporate structure of the Company affecting the Common Stock, the 1999 Plan provides for adjustment in the number and class of shares which may be delivered under the 1999 Plan, and in the number and class of and/or the price of shares subject to outstanding options and performance shares, granted under the 1999 Plan, as may be determined to be appropriate and equitable by the Committee, in its sole discretion, to prevent dilution or enlargement of rights. The last reported sale price for the Common Stock on the American Stock Exchange on March 10, 1999 was $11.0625.

  Awards under the 1999 Plan may be conditioned upon the attainment of certain performance or other goals or objectives or may be given for past achievements. Awards may also be given to induce a particular person to accept or continue employment or otherwise as the Executive Compensation Committee may determine.

  Options granted under the 1999 Plan will have a specified option exercise price set by the Committee. The option exercise price per share of Common Stock may be less than, equal to or greater than the fair market value of a share on the date of grant, unless the option is an incentive stock option, in which case the option exercise price per share of Common Stock must be at least equal to the fair market value of a share or 110% of such value in the case of a grant to a participant who owns more than 10% of the total combined voting power of all classes of stock of the Company (a "10% owner"). Each option granted under the 1999 Plan will expire in all events at the time designated by the Committee at the time the option is granted, which must be no later than the tenth anniversary of the date of its grant (or the fifth anniversary of the date of grant in the case of an incentive stock option granted to a 10% owner). In addition, unless an alternative provision is set out by the Committee in the option grant document, any options held by a participant who terminates employment due to death or disability will become immediately vested and will be exercisable for one year following the employee's termination of employment (or until the expiration date otherwise specified in the option document, if that occurs first). If the Committee determines that a participant's employment has been terminated for "cause" (as defined), the participant will immediately forfeit all of his or her options. Unless other terms are specified in an option document, if a participant's employment terminates for any reason other than death or disability or on a finding by the Committee of cause, the participant will have the ability to exercise his or her options for no more than the three month period (which the Committee may extend to not more than one year) following his or her termination of employment, and only to the extent the options were exercisable immediately prior to the termination of employment. In general, the payment of the option exercise price by a participant must be in cash. The Committee may, however, approve of other methods of payment, including payment in whole or in part in shares of Common Stock (which payment method will be permitted for all Director's options). Incentive stock options are not transferable except on the death of the participant pursuant to the participant's will or by the laws of descent and distribution. Nonqualified options may, if specifically permitted in the option grant document, be transferred to certain family members or to entities owned by or maintained for the benefit of such family members.

  In general, on the grant of either an incentive stock option or a nonqualified option under the 1999 Plan, no income is recognized by the participant, and no deduction is allowable to the Company, for federal income tax purposes. On the exercise of a nonqualified option, the participant will recognize ordinary income equal to the excess of the fair market value of the shares of Common Stock received at the time of exercise over the exercise price paid for those shares. The Company will, subject to various limitations, be allowed a compensation deduction for the same amount. Upon disposition of the shares, the participant will generally recognize a capital gain or loss equal to the difference between the amount realized on the disposition and the participant's basis in the shares sold (ordinarily, the fair market value of the shares on the date the option was exercised). The maximum federal tax rate applicable to such capital gain is determined by reference to the length of time the option holder held the shares prior to the disposition. If the shares have been held for more than a year, the maximum federal tax rate is 20%. If the shares are acquired on the exercise of an incentive stock option, the participant will not generally recognize any income for federal income tax purposes until the disposition of the shares (although the exercise of an incentive stock option does result in recognition of alternative minimum taxable income at the time of exercise). If the shares are disposed of after being held for the statutory holding period (which ends two years after the date the incentive stock option was granted or one year after the shares were acquired, whichever occurs last), the participant will recognize a long term capital gain equal to the excess of the amount realized on the disposition over the option exercise price for the incentive stock option. No deduction is allowed to the Company on such a disposition. If the shares are sold before the end of the statutory holding period (a disqualifying disposition), the gain recognized will be taxed as ordinary income to the extent of the difference between (i) the lesser of the fair market value of the shares on the date of exercise or the amount received for the shares in the disqualifying disposition, and (ii) the adjusted basis (generally, the amount paid) for the shares, and the Company will be entitled to a deduction in that amount. The gain (if any) in excess of the amount recognized as ordinary income on a disqualifying disposition will be treated as a long or short term capital gain, depending on the length of time the shares have been held.

  Awards under the 1999 Plan may be given in the form of performance shares, which are shares of restricted stock which can vest on an accelerated basis if certain performance goals are met, and which otherwise vest on the eighth anniversary of the date of grant if the participant is still employed by the Company. Performance goals under the 1999 Plan may include total stockholder return, return on equity, return on capital, earnings per share, market share, stock price, sales, costs, net income, cash flow, retained earnings, operating profit and operating cash flow. A particular award may be based on any one or more of these goals and/or on other goals that the Committee determines are desirable. The performance measured may be that of the Company or one or more of its subsidiaries, and the measurement may be based either on the performance of the Company or such subsidiaries without regard to comparison with other corporations or on such performance compared to that of other corporations. The period over which performance goals are measured must be set in advance of establishing the performance goal or goals for the period and will be of such duration as the Committee shall determine. The time-definite vesting feature of the 1999 Plan (i.e., vesting in all events after eight years) was included to allow a more favorable and predictable accounting treatment for awards of performance shares.

  Upon the occurrence of certain events that would constitute a change of control with respect to the Company, all stock based awards granted under the 1999 Plan will immediately vest in full and all performance based awards will be payable in cash based upon the extent that the performance goals have been met or, if higher, the full value of the performance shares on the day of the grant.

  The 1999 Plan may be terminated, amended or modified at any time by the Board of Directors. However, no amendment may be adopted without the approving vote of stockholders if the amendment would increase the number of shares of the Company's Common Stock that can be issued under the 1999 Plan, change the designation of the employees who can participate in the 1999 Plan, materially increase either the cost of the 1999 Plan or the benefits to participants, or extend the period after the date of a grant during which stock options may be exercised to more than 10 years.

  Approval of the 1999 Plan requires the affirmative vote of a majority of the shares present in person or represented by proxy at the Meeting and entitled to vote. Any abstentions will have the effect of a vote of the shares subject thereto against approval. Any broker non-votes will have no affect on the outcome.

  The Board of Directors unanimously recommends a vote FOR approval of the 1999 Plan.

                  INFORMATION CONCERNING INDEPENDENT AUDITORS

  The Board of Directors has selected the firm of Ernst & Young LLP to serve as independent auditors for the Company for the current fiscal year. Representatives of Ernst & Young LLP are expected to be present at the Meeting and will have the opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the directors and certain officers of the Company and persons who own more than ten percent of the Company's Common Stock, to file with the Securities and Exchange Commission initial statements of beneficial ownership and statements of changes in beneficial ownership of Common Stock of the Company. Such directors, officers and more than ten percent stockholders are required by regulation to furnish the Company with copies of all Section 16(a) statements they file.

  To the Company's knowledge, based solely on a review of the copies of such statements furnished to the Company and written representations of such directors and officers that no other statements were required, all fiscal year 1998 Section 16(a) filing requirements applicable to its directors, officers and more than ten percent stockholders were complied with.

                             STOCKHOLDER PROPOSALS

  Proposals of stockholders intended to be presented at the Annual Meeting of Stockholders in 2000 must be received by the Company at its principal office in West Conshohocken, Pennsylvania, no later than November 18, 1999 in order to be considered for inclusion in the Company's proxy statement and form of proxy relating to that meeting. A proposal which does not comply with the applicable requirements of Rule 14a-8 under the Securities Exchange Act of 1934 (the "1934 Act") will not be included in management's proxy soliciting material for the Annual Meeting of Stockholders in 2000.

  A stockholder of the Company may wish to have a proposal presented at the 2000 Annual Meeting of Stockholders, but not to have such proposal included in the Company's proxy statement and form of proxy relating to that meeting. If notice of any such proposal, directed to the attention of Martha E. Manning, Secretary, is not received by the Company at the address appearing on the first page of this proxy statement by February 3, 2000, then such proposal shall be deemed "untimely" for purposes of Rule 14a-4(c) promulgated under the 1934 Act and, therefore, the Company will have the right to exercise discretionary voting authority with respect to such proposal.

  Stockholder proposals should be directed to Martha E. Manning, Secretary, at the address of the Company set forth on the first page of this proxy statement.

                          ANNUAL REPORT ON FORM 10-K

  The Company will provide without charge to each person solicited by this proxy statement, on the written request of any such person, a copy of the Company's Annual Report on Form 10-K (including the financial statements and the schedules thereto but excluding exhibits) as filed with the Securities and Exchange Commission for its most recent fiscal year. Such written request should be directed to Robert I. Kriebel, Executive Vice President and Chief Financial Officer, at the address of the Company appearing on the first page of this proxy statement.

                                          By Order of the Board of Directors,

                                                Martha E. Manning
                                                   Secretary

                                                               EXHIBIT A

                             U.S. BIOSCIENCE, INC.

                       1999 INCENTIVE COMPENSATION PLAN

                          EFFECTIVE FEBRUARY 11, 1999

               ARTICLE 1 -- ESTABLISHMENT, PURPOSE, AND DURATION

  1.1 Establishment of the Plan. U.S. Bioscience, Inc., a Delaware corporation (hereinafter referred to as the "Company"), hereby establishes, effective February 11, 1999 (the "Effective Date"), this incentive compensation plan known as the U.S. Bioscience, Inc. 1999 Incentive Compensation Plan (hereinafter referred to as the "Plan"), subject to the consent of the Company's stockholders, which permits the grant of Incentive Stock Options, Nonqualified Stock Options, Performance Shares, and Directors' Awards, as described more fully herein.

  1.2 Purpose of the Plan. The purpose of the Plan is to promote the success of the Company and its Affiliates by providing incentives to Key Employees and Directors that will link their personal interests to the long-term financial success of the Company and its Affiliates and to growth in stockholder value. The Plan is designed to provide flexibility to the Company and its Affiliates in their ability to motivate, attract, and retain the services of Key Employees upon whose judgment, interest, and special effort the successful conduct of their operations is largely dependent. The plan is intended to permit compensation expense attributable to the exercise of Nonqualified Stock Options to be treated as "performance-based compensation" as that term is used for purposes of Code Section 162(m).

  1.3 Duration of the Plan. The Plan will commence on February 11, 1999, as described in Section 1.1 herein. The Plan shall remain in effect, subject to the right of the Board of Directors to terminate the Plan at any time, until all Shares subject to it shall have been purchased or acquired according to the provisions herein.

                   ARTICLE 2 -- DEFINITIONS AND CONSTRUCTION

  2.1 Definitions. Whenever used in the Plan, the following terms shall have the meanings set forth below and, when the meaning is intended, the initial letter of the word is capitalized:

(a) "Affiliate" means a corporation which is a parent corporation or a subsidiary corporation with respect to the Company within the meaning of
Section 424(e) or (f) of the Code.

(b) "Award" means, individually or collectively, a grant under this Plan of ISOs, NQSOs, Performance Shares, Directors' Awards or Cash Awards.

(c) "Award Agreement" means a written agreement setting forth the terms of any Award granted under the Plan.

(d) "Board" or "Board of Directors" means the Board of Directors of the Company.

(e) "Cash Award" shall mean a grant of an Award as described in Article IX.

(f) "Cause" shall be deemed to exist whenever there has been a finding by the Committee, after full consideration of the facts presented on behalf of both the Company and the Participant, that the Participant has breached his or her employment or service contract with the Company or an Affiliate, or has been engaged in disloyalty to the Company or an Affiliate, including, without limitation, fraud, embezzlement, theft, commission of a felony or proven dishonesty in the course of his employment or service, or has disclosed trade secrets or confidential information of the Company or an Affiliate.

(g) "Change in Control" shall be deemed to have occurred if:

(i) there has been a change in control of a nature that would be required, if the Company would be subject to reporting requirements under the Exchange Act, to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Exchange Act or Item 1 of Form 8-K promulgated under the Exchange Act; or

(ii) any person, entity or group (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act), other than any employee benefit plan (or related trust) sponsored or maintained by the Company or any subsidiary of the Company, is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing 30% or more of the combined voting power in the election of directors; or

(iii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board cease for any reason to have authority to cast at least a majority of the votes which all directors on the Board are entitled to cast, unless the election, or the nomination for election by the Company's stockholders, of each new director was approved by a vote of at least two-thirds of the votes entitled to be cast by the directors then still in office who were directors at the beginning of the period.

(h)"Code" means the Internal Revenue Code of 1986, as amended from time to time.

(i)"Committee" means the administrative committee or committees established by the Board for the purpose of administering the Plan, as described more fully in Article III.

(j)"Company" means U.S. Bioscience, Inc., a Delaware corporation, or any successor thereto as provided in Article XV herein.

(k)"Director"shall mean each member of the Board of Directors.

(l)"Directors' Award" means an Award made pursuant to Article VIII of this Plan.

(m)"Disability" means "permanent and total disability" as that term is defined in Code Section 22(e)(3).

(n)"Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

(o)"Fair Market Value" means the fair market value of a Share, determined as follows: If Shares are traded in a public market, then the Fair Market Value per Share shall be, if the Common Stock is listed on a national securities exchange or included in the NASDAQ National Market System, the last reported sale price thereof on the relevant date, or, if the Common Stock is not so listed or included, the mean between the last reported "bid" and "asked" prices thereof on the relevant date, as reported on NASDAQ or, if not so reported, as reported by the National Daily Quotation Bureau, Inc. or as reported in a customary financial reporting service, as applicable and as the Committee determines. If Shares are not traded in any public market, the Fair Market Value shall be the value of a Share as determined by the Committee in good faith, taking into account all relevant facts and circumstances. It is intended that any determination of Fair Market Value of a Share shall be equal to the Share's "fair market value" as that term is used for purposes of Code
Section 422.

(p)"Incentive Stock Option" or "ISO" means an option to purchase Stock, granted under Article VI herein, which is designated as an incentive stock option and is intended to meet the requirements of Section 422 of the Code.

(q)"Key Employee" means an employee of the Company or any of its Affiliates, including an employee who is an officer or a director of the Company or any of its Affiliates, who, in the opinion of the Committee, can contribute significantly to the growth and profitability of the Company and its Affiliates. "Key Employee" also may include any other employee, identified by the Committee, in special situations involving extraordinary performance, promotion, retention, or recruitment. The granting of an Award under this Plan shall be deemed a determination by the Committee that such employee is a Key Employee, but shall not create a right to remain a Key Employee.

(r)"Non-employee Director" means each member of the Board who is not an employee of the Company or an Affiliate.

(s) "Nonqualified Stock Option" or "NQSO" means an option to purchase Stock, granted under Article VI herein, which is not intended to be an ISO.

(t) "Option" means an ISO or a NQSO.

(u) "Optionee" means a Participant who has been granted an Option under the Plan.

(v) "Outside Director" means any director who qualifies as an "outside director" as that term is defined in Code Section 162(m) and the regulations issued thereunder and who qualifies as a "non-employee director" as that term is defined in Rule 16b-3.

(w) "Participant" means a Key Employee or Director who has been granted an Award under the Plan.

(x) "Performance Share" means a Share granted to a Participant pursuant to
Article VII herein.

(y) "Person" shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d) thereof.

(z) "Plan" means this U.S. Bioscience, Inc. 1999 Incentive Compensation Plan, as herein described and as hereafter from time to time amended.

(aa) "Retirement" shall mean the termination of employment or service of a Participant after the attainment of the normal retirement age under the applicable retirement plan of the Company or any of its affiliates, or, if no such plan is applicable, age 65, provided, however, that if a Participant's employment or service is terminated for Cause, such termination of employment or service shall not be treated as Retirement regardless of the age of the Participant as of the date of such termination of employment or service.

(bb) "Rule 16b-3" means Rule 16b-3 promulgated under the Securities Exchange
Act.

(cc) "Stock" or "Shares" means the common stock of the Company, par value $.01 per share.

  2.2 GENDER AND NUMBER. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular, and the singular shall include the plural.

  2.3 SEVERABILITY. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

                         ARTICLE III -- ADMINISTRATION

  3.1 THE COMMITTEE. The Plan shall be administered by the Board or by a committee or committees established by the Board for the purpose of administering the Plan. The Board may (i) designate a committee composed of two or more of its Outside Directors to operate and administer the Plan in its stead, (ii) designate two committees to operate and administer the Plan in its stead, one of such committees composed of two or more of its Outside Directors to operate and administer the Plan with respect to the Company's "Principal Officers" (as defined below), and the other such committee composed of two or more directors or other persons designated to serve as a committee for these purposes (which may include directors who are also employees of the Company) to operate and administer the Plan with respect to persons other than Principal Officers and Non-employee Directors or (iii) designate only one of the two committees referred to in subparagraph (ii) and itself operate and administer the Plan with respect to persons not within the jurisdiction of such committee. Any of such committees designated by the Board of Directors, and the Board of Directors itself in its administrative capacity with respect to the Plan, is referred to as the "Committee." With respect to Non-employee Directors, who are to be granted Options in accordance with the provisions of
Article VIII, the Directors to whom Options will be granted, the timing of grants of Options, the price at which Shares may be purchased and the number of Shares covered by Options granted to each Optionee shall be as specifically set forth herein, and subject to the foregoing and the other provisions set forth herein, the Plan, as it pertains to Non-employee Directors, shall be administered by the Board of Directors. As used herein, the term "Principal Officers" means the Chairman of the Board of Directors (if the Chairman of the Board of Directors is a payroll employee), President, Executive Vice Presidents, Senior Vice Presidents, Vice Presidents, Treasurer, and any other person who is an "officer" within the meaning of Rule 16a-1(f) promulgated under the Securities Exchange Act of 1934, as amended, or any successor rule.

  3.2 AUTHORITY OF THE COMMITTEE. Subject to the provisions of the Plan, the Committee shall have full power to construe and interpret the Plan; to establish, amend or waive rules and regulations for its administration; to accelerate the exercisability of any Award or the end of a performance period or any Award Agreement, or any other instrument relating to an Award under the Plan; and (subject to the provisions of Article XII herein) to amend the terms and conditions of any outstanding Option or other Award to the extent such terms and conditions are within the discretion of the Committee as provided in the Plan. Notwithstanding the foregoing, the Committee shall have no authority to take any of the foregoing actions or to take any other action to the extent that such action or the Committee's ability to take such action would cause the income attributable to the exercise of any NQSO Award under the Plan to fail to qualify as "performance-based compensation" within the meaning of Code
Section 162(m)(4) and the regulations issued thereunder. Notwithstanding the foregoing, no action of the Committee may, without the consent of the person or persons entitled to exercise any outstanding Option or to receive any other outstanding Award, adversely affect the rights of such person or persons.

  3.3 SELECTION OF PARTICIPANTS. The Committee shall have the authority to grant Awards under the Plan, from time to time, to such Key Employees and Directors as may be selected by it. The Committee shall select Participants from among those who they have identified as being Key Employees or Directors.

  3.4 DECISIONS BINDING. All determinations and decisions made by the Committee pursuant to the provisions of the Plan and all related orders or resolutions of the Board of Directors shall be final, conclusive and binding on all persons, including the Company and its Affiliates, its stockholders, employees, and Participants and their estates and beneficiaries, and such determinations and decisions shall not be reviewable.

  3.5 DELEGATION OF CERTAIN RESPONSIBILITIES. The Committee may, in its sole discretion, delegate to an officer or officers of the Company the administration of the Plan under this Article III; provided, however, that no such delegation by the Committee shall be made with respect to the administration of the Plan as it affects directors of the Company or Principal Officers. The Committee may delegate to the Chief Executive Officer of the Company its authority under this Article III to grant Awards to Key Employees who are not directors of the Company or officers of the Company or its Affiliates subject to the reporting requirements of Section 16(a) of the Exchange Act. All authority delegated by the Committee under this Section 3.5 shall be exercised in accordance with the provisions of the Plan and any guidelines for the exercise of such authority that may from time to time be established by the Committee.

  3.6 PROCEDURES OF THE COMMITTEE. All determinations of the Committee shall be made by not less than a majority of its members present at the meeting (in person or otherwise) at which a quorum is present. A majority of the entire Committee shall constitute a quorum for the transaction of business. Any action required or permitted to be taken at a meeting of the Committee may be taken without a meeting if a unanimous written consent, which sets forth the action, is signed by each member of the Committee and filed with the minutes for proceedings of the Committee. Service on the Committee shall constitute service as a director of the Company so that members of the Committee shall be entitled to indemnification, limitation of liability and reimbursement of expenses with respect to their services as members of the Committee to the same extent that they are entitled under the Company's Certificate of Incorporation and Delaware law for their services as directors of the Company.

  3.7 AWARD AGREEMENTS. Stock-based Awards under the Plan shall be evidenced by an Award Agreement which shall be signed by an authorized officer of the Company or delegate and by the Participant, and shall contain such terms and conditions as may be approved by the Committee. Such terms and conditions need not be the same in all cases.

  3.8 RULE 16b-3 REQUIREMENTS. Notwithstanding any other provision of the Plan, the Board or the Committee may impose such conditions on any Award (including, without limitation, the right of the Board or the Committee to limit the time of exercise to specified periods) as may be required to satisfy the requirements of Rule 16b-3 (or any successor rule), under the Exchange Act ("Rule 16b-3").

                    ARTICLE IV -- STOCK SUBJECT TO THE PLAN

  4.1 NUMBER OF SHARES. Subject to adjustment as provided in Section 4.3 herein, the aggregate number of Shares that may be delivered under the Plan at any time shall not exceed 3,000,000 Shares of common stock of the Company. No more than three-quarters of such aggregate number of such Shares shall be issued as Performance Shares under Article VII. Stock delivered under the Plan may consist, in whole or in part, of authorized and unissued Shares, treasury Shares or Shares purchased on the open market.

  4.2 LAPSED AWARDS. If any Award granted under this Plan terminates, expires, or lapses for any reason, any Stock subject to such Award again shall be available for the grant of an Award under the Plan. If the value of any Performance Shares issued under Article VII are paid in cash after a Performance Period has ended, such stock subject to such Award shall again be available for the grant of an Award under the Plan.

  4.3 ADJUSTMENTS IN AUTHORIZED SHARES. In the event of any merger, reorganization, consolidation, recapitalization, separation, liquidation, stock dividend, split-up, share combination, or other change in the corporate structure of the Company affecting the Stock, such adjustment shall be made in the number and class of shares which may be delivered under the Plan, and in the number and class of and/or price of shares subject to outstanding Options and Performance Shares, granted under the Plan, as may be determined to be appropriate and equitable by the Committee, in its sole discretion, to prevent dilution or enlargement of rights; and provided that the number of Shares subject to any Award shall always be a whole number. Any adjustment of an ISO under this paragraph shall be made in such a manner so as not to constitute a modification within the meaning of Section 425(h)(3) of the Code.

                  ARTICLE V -- ELIGIBILITY AND PARTICIPATION

  5.1 ELIGIBILITY. Persons eligible to receive Awards under all Articles of this Plan except Article VIII include all employees of the Company and its Affiliates who, in the opinion of the Committee, are Key Employees. Key Employees may include employees who are members of the Board, but may not include directors who are not employees. Directors who are not employees may receive Awards under this Plan exclusively as set forth in Article VIII.

  5.2 ACTUAL PARTICIPATION. Subject to the provisions of the Plan, the Committee may from time to time select those Key Employees to whom Awards shall be granted and determine the nature and amount of each Award. No employee shall have any right to be granted an Award under this Plan even if previously granted an Award.

                          ARTICLE VI -- STOCK OPTIONS

  6.1 GRANT OF OPTIONS. Subject to the terms and provisions of the Plan, Options may be granted to Participants at any time and from time to time as shall be determined by the Committee. The maximum number of Shares subject to Options granted to any individual Participant in any calendar year shall be three hundred thousand (300,000) Shares. The Committee shall have the sole discretion, subject to the requirements of the Plan, to determine the actual number of Shares subject to Options granted to any Participant. The Committee may grant any type of Option to purchase Stock that is permitted by law at the time of grant including, but not limited to, ISOs and NQSOs. However, no employee may receive an Award of ISOs that are first exercisable during any calendar year to the extent that the aggregate Fair Market Value of the Stock (determined at the time the options are granted) exceeds $100,000. Nothing in this Article VI shall be deemed to prevent the grant of NQSOs in excess of the maximum established by Section 422 of the Code. Unless otherwise expressly provided at the time of grant, Options granted under the Plan will be NQSOs. Notwithstanding any other provision of the Plan, no ISO shall be granted on or after February 11, 2009.

  6.2 OPTION AWARD AGREEMENT. Each Option grant shall be evidenced by an Award Agreement that shall specify the type of Option granted, the Option price, the duration of the Option, the number of Shares to which the Option pertains, and such other provisions as the Committee shall determine. The Award Agreement with respect to any Option shall specify whether the Option is intended to be an ISO within the meaning of Section 422 of the Code, or a NQSO whose grant is not intended to be subject to the provisions of Code Section 422.

  6.3 OPTION PRICE. The purchase price per Share covered by an Option shall be determined by the Committee, which may be less than, equal to, or greater than the Fair Market Value of the Shares on the date the Option is granted. Each ISO granted under the Plan shall have an exercise price which is at least 100% of the Fair Market Value of the Stock subject to the Option, and provided, further, that an ISO granted to an Employee who, at the time of grant, owns (within the meaning of Section 425(d) of the Code) Stock possessing more than 10% of the total combined voting power of all classes of Stock of the Company, shall have an exercise price which is at least 110% of the Fair Market Value of the Stock subject to the Option.

  6.4 DURATION OF OPTIONS. Each Option shall expire at such time as the Committee shall determine at the time of grant provided, however, that no Option shall be exercisable later than the tenth (10th) anniversary date of its grant, or, in the case of an ISO granted to an Employee who, at the time of grant, owns (within the meaning of Section 425(d) of the Code) Stock possessing more than 10% of the total combined voting power of all classes of Stock of the Company, the fifth (5th) anniversary of its date of grant.

  6.5 EXERCISE OF OPTIONS. Subject to Section 3.8 herein, Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which need not be the same for all Participants. Notwithstanding anything contained herein to the contrary, no Option shall be deemed to have been exercised prior to the receipt by the Company of written notice of such exercise and payment in full of the Option Price for the Shares to be purchased. Each such notice shall specify the number of Shares to be purchased and shall (unless the Shares are covered by a then current registration statement or a Notification under Regulation A under the Securities Act of 1933, as amended (the "Act")), contain the Optionee's acknowledgment in form and substance satisfactory to the Company that (a) such Shares are being purchased for investment and not for distribution or resale (other than a distribution or resale which, in the opinion of counsel satisfactory to the Company, may be made without violating the registration provisions of the
Act), (b) the Optionee has been advised and understands that (i) the Shares have not been registered under the Act and are "restricted securities" within the meaning of Rule 144 under the Act and are subject to restrictions on transfer and (ii) the Company is under no obligation to register the Shares under the Act or to take any action which would make available to the Optionee any exemption from such registration, (c) such Shares may not be transferred without compliance with all applicable federal and state securities laws, and
(d) an appropriate legend referring to the foregoing restrictions on transfer and any other restrictions imposed under the Option Documents may be endorsed on the certificates. Notwithstanding the foregoing, if the Company determines that issuance of Shares should be delayed pending (A) registration under federal or state securities laws, (B) the receipt of an opinion of counsel acceptable to the Company that an appropriate exemption from such registration is available, (C) the listing or inclusion of the Shares on any securities exchange or an automated quotation system or (D) the consent or approval of any governmental regulatory body whose consent or approval is necessary in connection with the issuance of such Shares, the Company may defer exercise of any Option granted hereunder until any of the events described in this Section
6.5 has occurred.

  6.6 PAYMENT. Options shall be exercised by the delivery of a written notice to the Company setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares. The Option price upon exercise of any Option shall be payable to the Company in full either in cash or its equivalent or by such other mode of payment as the Committee may approve, including payment through a broker in accordance with procedures permitted by Regulation T of the Federal Reserve Board. Without limiting the foregoing, the Committee may provide (and in the case of Options granted to Non-employee Directors, shall provide) in an Award Agreement that payment may be made in whole or in part in shares of the Company's Common Stock. If payment is made in whole or in part in Shares, then the Optionee shall deliver to the Company certificates registered in the name of such Optionee representing the Shares owned by such Optionee, free of all liens, claims and encumbrances of every kind and having an aggregate Fair Market Value on the date of delivery that is at least as great as the Option Price of the Shares (or relevant portion thereof) with respect to which such Option is to be exercised by the payment in Shares, accompanied by stock powers duly endorsed in blank by the Optionee. In the event that certificates for Shares delivered to the Company represent a number of Shares in excess of the number of Shares required to make payment for the Option Price of the Shares (or relevant portion thereof) with respect to which such Option is to be exercised by payment in Shares, the stock certificate issued to the Optionee shall represent (i) the Shares in respect of which payment is made, and (ii) such excess number of Shares. Notwithstanding the foregoing, the Committee may impose from time to time such limitations and prohibitions on the use of Shares to exercise an Option as it deems appropriate.

  6.7 RESTRICTIONS ON STOCK TRANSFERABILITY. The Committee shall impose such restrictions on any Shares acquired pursuant to the exercise of an Option under the Plan as it may deem advisable, including, without limitation, restrictions under applicable Federal securities law, under the requirements of any stock exchange upon which such Shares are then listed and under any blue sky or state securities laws applicable to such Shares.

  6.8 TERMINATION OF OPTIONS FOLLOWING TERMINATION OF EMPLOYMENT DUE TO DEATH OR DISABILITY. Except as may be otherwise specified in an Award Agreement applicable to an Option, in the event the employment of a Participant is terminated by reason of the Participant's death or Disability, any of such Participant's outstanding Options shall become immediately exercisable, and shall be exercisable until the one year anniversary of the Participant's termination of employment or until the expiration date of the Options, whichever occurs first, by the Participant or by such person or persons as shall have acquired the Participant's rights under the Option pursuant to
Article X hereof or by will or by the laws of descent and distribution, as the case may be.

  6.9 TERMINATION OF OPTIONS OTHER THAN IN CONNECTION WITH A TERMINATION OF EMPLOYMENT DUE TO DEATH OR DISABILITY.

(a) Except as may be otherwise provided in an Award Agreement applicable to an Option, if a Participant's employment terminates for any reason other than death or Disability, the Participant shall have the right to exercise his or her outstanding Options during the three month period following his or her termination of employment; provided, however, that no Option may be exercised after the expiration of its term; and, provided further, that such Option or Options shall be exercisable during a period following the Participant's termination of employment only to the extent that the Participant was entitled to exercise the Option or Options at the date of his or her termination of employment. In its sole discretion, the Committee may extend the three month period for a period of up to one year but, however, in no event beyond the expiration date of the Option.

(b) Notwithstanding the foregoing, in the event the Committee determines that the employment of a Participant has been terminated for Cause, or if there is a finding with respect to a Participant that Cause exists (without regard to whether a Participant's employment has terminated), all outstanding Options granted under the Plan to such Participant shall be immediately forfeited, and the Participant shall have no rights with respect to any such Options. In addition, any Participant with respect to whom a finding of Cause has been made shall forfeit any Shares attributable to any Option previously exercised if share certificates have not yet been delivered on the refund to the Participant of the purchase price paid in connection with the exercise of the Option. If the Committee determines that it is appropriate to conduct an inquiry as to whether Cause exists with respect to a

Participant, the Company may withhold delivery of share certificates for any Shares otherwise transferable to the Participant under the Plan pending the resolution of any such inquiry.

  6.10 NONTRANSFERABILITY OF OPTIONS. No ISO may be transferred, except by will or by the laws of descent and distribution. No NQSO may be transferred, except by will or by the laws of descent and distribution, or as follows: If the terms of the Award Agreement governing the NQSO so provide, the NQSO may be transferred by the Participant by bona fide gift, with no consideration for the transfer, to a lineal descendent, sibling, lineal descendent of a sibling, in each case whether by blood or adoption, a spouse or former spouse (collectively "family members"), to a trust for the benefit of one or more family members or to a partnership in which family members are the only partners. If the Participant receiving such an Option, or having an outstanding Option amended to provide for such transferability, is a Principal Officer, such Option or Option amendment must be approved by the Committee which administers the Plan with respect to Principal Officers. Notwithstanding the foregoing, an NQSO may be transferred pursuant to the terms of a "qualified domestic relations order," as that term is used in the Code and the Employee Retirement Income Security Act of 1974, as amended.

                       ARTICLE VII -- PERFORMANCE SHARES

  7.1 GRANT OF PERFORMANCE SHARES. Subject to the terms and provisions of the Plan, Performance Shares may be granted to Participants at any time and from time to time as shall be determined by the Committee (such date being referred to herein as the "Performance Share Grant Date").

  7.2 GRANT OF PERFORMANCE SHARES. The Committee shall establish performance periods ("Performance Periods") with respect to grants of Performance Shares under the Plan. Performance Periods may be applicable to a group of Participants receiving grants of Performance Shares at one time, or may be established from time to time with respect to a grant of Performance Shares to one Participant, all as determined by the Committee at its sole discretion. Prior to commencement of a Performance Period, the Committee shall:

(a) designate the Participant or Participants who are to receive grants of Performance Shares with respect to such Performance Period;

(b) establish the number of Shares to be granted as Performance Shares to each such Participant for that Performance Period;

(c) establish the performance goal or goals (the "Performance Goal") that will be used to determine whether any portion of a Participant's Performance Shares shall become vested on an accelerated basis; and

(d) establish the time or times (which may include a time established by reference to the occurrence of an event or events) at which all or a portion of the Participant's Performance Shares may become vested on an accelerated basis.

  The determination of whether a Participant's Performance Shares are to become vested on an accelerated basis shall be made by the Committee, which must certify in writing that the requirements for such accelerated vesting have been satisfied prior to a distribution of any Stock attributable to the accelerated vesting of the Participant's Performance Shares.

  7.3 TERMS AND CONDITIONS APPLICABLE TO PERFORMANCE SHARES. Performance Shares granted to a Participant shall, in all events, become fully vested on the eighth (8th) anniversary of the Performance Share Grant Date, provided the Participant continues to be employed by the Company or an Affiliate as of such date.

  7.4 PERFORMANCE GOALS APPLICABLE TO PERFORMANCE SHARES. The Committee shall establish Performance Goals based on the attainment, by the Company or its Affiliates, or based on objective performance standards applicable to an individual Participant or separate business division, or based on a combination of such goals. The Performance Goals may include, but are not limited to, one or more of the following: total stockholder return, return on equity, return on capital, earnings per share, market share, stock price, sales, costs, net income, cash flow, retained earnings, operating profit and operating cash flow. Such Performance Goals may also be based upon the attainment of specified levels of performance of the Company or one or more Affiliates relative to the performance of other entities.

  7.5 DIVIDENDS AND DISTRIBUTIONS. Except as may be otherwise provided in an Award Agreement, cash dividends that are paid with respect to Performance Shares that have been granted but which have not vested shall be paid to the Participant. Notwithstanding the foregoing, extraordinary dividends and distributions of property or of stock, or of any combination thereof, including distributions that are in the nature of a stock split or stock dividend, shall, at the discretion of the Committee, be retained by the Company and paid out to the Participant only at the time or times the underlying Performance Shares with respect to which such dividends have been paid or distributed become vested.

  7.6 DISTRIBUTION OF CERTIFICATES. Certificates for Performance Shares shall be distributed to Participants as soon as practicable following the date on which such Performance Shares become vested. Distribution of such certificates shall, however, be subject to any other applicable provisions or requirements set forth in the Plan or in an Award Agreement, and may be legended to indicate any restrictions which may be applicable to such Shares. Any such distribution of Shares shall also be subject to the restrictions on transfer in Section 3.8 herein.

  7.7 COMMITTEE DISCRETION TO ADJUST AWARDS. The Committee shall have the authority to modify, amend or adjust the terms and conditions of any grant of Performance Shares at any time or from time to time, including but not limited to adjustments or modifications to the applicable Performance Goals.

  7.8 TERMINATION OF EMPLOYMENT DUE TO DEATH, DISABILITY, OR RETIREMENT. In the case of death, Disability, or Retirement, the holder of Performance Shares shall vest with respect to a prorated portion of such Performance Shares based on the Participant's number of full months of service during the Performance Period, further adjusted based on the achievement of the Performance Goals, as computed by the Committee. The Committee may require that a Participant have a minimum number of full months of service during the Performance Period to qualify for any such prorated vesting of Performance Shares.

  7.9 TERMINATION OF EMPLOYMENT FOR OTHER REASONS. In the event that a Participant terminates employment with the Company or any of its Affiliates for any reason other than death, Disability, or Retirement, all Performance Shares that have not become vested under the terms of the Plan or pursuant to the terms of the applicable Award Agreement shall be forfeited; provided, however, that in the event of a termination of the employment of the Participant by the Company or any of its Affiliates other than for Cause, the Committee may, in its sole discretion, waive the automatic forfeiture provisions.

  7.10 OTHER FORFEITURES. In the event the Committee determines that Cause exists with respect to a Participant (without regard to whether such Participant's employment has terminated), all Performance Shares granted under the Plan to such Participant that have not previously become vested shall be immediately forfeited, and the Participant shall have no further rights with respect to any such Performance Shares. If the Committee determines that it is appropriate to conduct an inquiry as to whether Cause exists with respect to a Participant, the Company may suspend the vesting of such Participant's Performance Shares and withhold delivery of certificates for any Performance Shares that have otherwise become transferable to the Participant under the Plan pending the resolution of any such inquiry, and all Performance Shares which have not vested or for which certificates have not been transferred shall be forfeited upon a finding of Cause as a result of such inquiry.

  7.11 NONTRANSFERABILITY. No Performance Shares granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, otherwise than by will or by the laws of descent and distribution until the Performance Shares become vested, either on the attainment of Performance Goals established with respect to any applicable Performance Period, or on the eighth anniversary of the date the Performance Shares were granted.

               ARTICLE VIII -- AWARDS TO NON-EMPLOYEE DIRECTORS

  8.1 AUTOMATIC GRANT. Options granted pursuant to the Plan to Non-employee Directors shall be granted, without any further action by the Committee, in accordance with the terms and conditions set forth in this Article VIII. Each Option granted pursuant to this Article VIII shall be evidenced by an Award Agreement detailing the terms of such Option, which Award Agreement shall be in such form as the Committee shall from time to time approve, and which shall comply with and be subject to the following terms and conditions and such other terms and conditions as the Committee shall from time to time require which are not inconsistent with the terms of the Plan.

  8.2 TIMING OF GRANTS; NUMBER OF SHARES SUBJECT OF OPTIONS; EXERCISABILITY OF OPTIONS; OPTION PRICE. Each Director who was an Non-employee Director on the Effective Date, and who received an option grant (a "Prior Plan Grant") under
Section 9 of the U.S. Bioscience, Inc. 1992 Stock Option Plan (the "1992 Plan") shall be granted an Option under this Article VIII to acquire 30,000 Shares on the terms set forth in this Article VIII (an "Article VIII Option") on the third anniversary of the grant date of such Prior Grant, and thereafter on each subsequent third anniversary of such date of grant. Each Director who is or becomes an Non-employee Director on or after the Effective Date, but who has not received a Prior Plan Grant shall be granted an Article VIII Option as of the date such Director first qualifies as an Non-employee Director, or the Effective Date, whichever occurs first and an additional Article VIII Option on each third anniversary of such date. Notwithstanding anything to the contrary contained herein, no Article VIII Option shall be granted to any person who does not qualify as an Non-employee Director as of the date such
Article VIII Option would otherwise be granted.

  8.3 VESTING. Each Article VIII Option shall be a Nonqualified Stock Option becoming exercisable over a period of three (3) years, so that the Optionee shall have the right to exercise the Article VIII Option with respect to one third (1/3) of the Shares covered thereby commencing on the first anniversary of the date of grant, and the right to exercise the Option with respect to an additional one third (1/3) of such Shares commencing on each of the following two anniversaries of the date of grant. The Option Price shall be equal to the Fair Market Value of the Shares on the date the Article VIII Option is granted.

  8.4 TERMINATION OF ARTICLE VIII OPTIONS. All Article VIII Options shall be exercisable until the first to occur of the following:

(a) Expiration of ten (10) years from the date of grant;

(b) Expiration of three months from the date the Optionee's service as a Director terminates for any reason other than Disability or death; or

(c) Expiration of one year from the date the Optionee's service with Company as a Director terminates due to the Optionee's Disability or death.

  8.5 APPLICABILITY OF PLAN PROVISIONS TO ARTICLE VIII OPTIONS. To the extent consistent with the provisions of this Article VIII, all of the provisions of the Plan applicable to NQSOs shall be applicable to Article VIII Options; provided, however, that the vesting and exercisability of Article VIII Options shall be governed solely by Section 8.2, and the termination of Article VIII Options shall be governed exclusively by Section 8.4.

                           ARTICLE IX -- CASH AWARDS

  9.1 GRANT OF CASH AWARD. Subject to the terms of this Plan, a Cash Award may be made to any Participant at any time and from time to time as shall be determined by the Committee. The Committee shall have complete discretion in the determining the timing and form of the Cash Awards granted to Participants, and the conditions applicable thereto, consistent with the terms of the Plan.

  9.2 CASH AWARD PERFORMANCE CRITERIA. All Cash Awards made under this Plan shall be subject to pre-established, objective, business-related performance criteria or goals. The performance measures or goals to be established with respect to Cash Awards shall be approved by the Committee and the Committee shall certify their attainment and the resulting payout of any Cash Award. Performance measures for Cash Awards may be measurable for such periods as may be established by the Committee, and may allow for pro-rated Awards for new Participants.

  9.3 PERFORMANCE MEASURES. The performance measures established under this
Article IX may include, but shall not be limited to: operational measures, financial measures, or any other criteria deemed appropriate at the discretion of the Committee. Performance measures may, but need not, be established using overlapping cycles. Each cycle of performance measures shall, for each Participant designated as participating in any Cash Award program established, have a distinct Cash Award established with respect to each cycle for which the Participant is eligible to participate.

  9.4 PAYOUT OF CASH AWARDS. Payouts of Cash Awards are made in relationship to a target payout level determined prior to each cycle on a per Participant basis. Target levels under multiple cycles will be calibrated to provide, in total, an annualized level of incentives consistent with the Company's compensation philosophy as set by the Compensation Committee of the Board. The Committee shall have full discretion to reduce or eliminate any Cash Award otherwise payable to a Participant as it deems appropriate, taking into account all relevant facts and circumstances, including, but not limited to, the overall performance of the Company and the Committee's evaluation of the performance of the individual Participant.

                     ARTICLE X -- BENEFICIARY DESIGNATION

  Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively and who may include a trustee under a will or living trust) to whom any benefit under the Plan is to be paid in case of his death before he receives any or all of such benefit. Each designation will revoke all prior designations by the same Participant, shall be in a form prescribed by the Committee, and will be effective only when filed by the Participant in writing with the Committee during his lifetime. In the absence of any such designation or if all designated beneficiaries predecease the Participant, benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate.

                       ARTICLE XI -- RIGHTS OF EMPLOYEES

  11.1 EMPLOYMENT. Nothing in the Plan shall interfere with or limit in any way the right of the Company or any of its Affiliates to terminate any Participant's employment at any time, nor confer upon any Participant any right to continue in the employ of the Company or any of its Affiliates.

  11.2 PARTICIPATION. No employee shall have a right to be selected as a Participant, or, having been so selected, to be selected again as a Participant.

  11.3 NO IMPLIED RIGHTS; RIGHTS ON TERMINATION OF SERVICE. Neither the establishment of the Plan nor any amendment thereof shall be construed as giving any Participant, beneficiary, or any other person any legal or equitable right unless such right shall be specifically provided for in the Plan or conferred by specific action of the Committee in accordance with the terms and provisions of the Plan. Except as expressly provided in this Plan, neither the Company nor any of its Affiliates shall be required or be liable to make any payment under the Plan.

  11.4 NO RIGHT TO COMPANY ASSETS. Neither the Participant nor any other person shall acquire, by reason of the Plan, any right in or title to any assets, funds or property of the Company or any of its Affiliates whatsoever including, without limiting the generality of the foregoing, any specific funds, assets, or other property which the Company or any of its Affiliates, in its sole discretion, may set aside in anticipation of a liability hereunder. Any benefits which become payable hereunder shall be paid from the general assets of the Company or the applicable Affiliate. The Participant shall have only a contractual right to the amounts, if any, payable hereunder unsecured by any asset of the Company or any of its Affiliates. Nothing contained in the Plan constitutes a guarantee by the Company or any of its Affiliates that the assets of the Company or the applicable Affiliate shall be sufficient to pay any benefit to any person.

                       ARTICLE XII -- CHANGE IN CONTROL

  Notwithstanding any other provisions of the Plan, in the event a Change in Control is deemed to have occurred, as to any Participant who is employed by the Company or an Affiliate or who is serving as a Director as of the date of such Change in Control, all Options granted under this Plan shall immediately become fully vested and exercisable, and all Performance Shares granted under the Plan shall become fully vested.

           ARTICLE XIII -- AMENDMENT, MODIFICATION, AND TERMINATION

  13.1 AMENDMENT, MODIFICATION, AND TERMINATION. At any time and from time to time, the Board or Committee may terminate, amend, or modify the Plan. Notwithstanding the foregoing, however, no amendment or modification to the Plan may be made to the extent such amendment or modification would increase the aggregate amount of Stock which may be issued under Options, extend the period of time during which ISOs may be granted, or change the employees or class of employees eligible to receive Options without the approval of the Company's stockholders within twelve (12) months before or after such amendment or modification. In addition, to the extent required in order to comply with any rules or regulations promulgated under Section 16 of the Exchange Act which provide for an exemption from insider trading or similar rules, any provisions of the Code, any national securities exchange or system on which the Stock is then listed or reported, or any other regulatory body having jurisdiction with respect to the Company or its affiliate, approval by the Company's stockholders shall be required for any termination, amendment, or modification of the Plan which:

(a) Increases the total amount of Stock which may be issued under the Plan (except as provided in Section 4.3 herein); or

(b) Changes the class of employees eligible to participate in the Plan; or

(c) Materially increases the cost of the Plan or materially increases the benefits to Participants; or

(d) Extends the maximum period after the date of grant during which Options may be exercised.

  13.2 AWARDS PREVIOUSLY GRANTED. No termination, amendment or modification of the Plan other than pursuant to Section 4.3 hereof shall in any manner adversely affect any Award theretofore granted under the Plan, without the written consent of the Participant.

                    ARTICLE XIV -- WITHHOLDING AND DEFERRAL

  14.1 TAX WITHHOLDING. Whenever the Company proposes or is required to deliver or transfer Shares in connection with the exercise of an Option or the occurrence of any other event that may, as a result of the Plan, give rise to a withholding obligation of the Company or an Affiliate, the Company or any Affiliate shall have the right to (a) require the Participant to remit or otherwise make available to the Company (or the Affiliate, as the case may be) an amount sufficient to satisfy any federal, state and/or local withholding tax requirements prior to the delivery or transfer of any certificate or certificates for such Shares or (b) take whatever other action it deems necessary to protect its interests with respect to tax liabilities. The Company's obligation to make any delivery or transfer of Shares shall be conditioned on the Optionee's compliance, to the Company's satisfaction, with any withholding requirement.

  14.2 STOCK DELIVERY OR WITHHOLDING. With respect to withholding required upon the exercise of NQSOs, or upon the vesting of Performance Shares, Participants may elect, subject to the approval of the Committee, to satisfy the withholding requirement, in whole or in part, by tendering to the Company shares of previously acquired Stock or by having the Company withhold Shares, in each such case in an amount having a Fair Market Value equal to the amount required to be withheld to satisfy the tax withholding obligations described in Section 14.1. The value of the Shares to be tendered or withheld is to be based on the Fair Market Value of the Stock on the date that the amount of tax to be withheld is to be determined. All Stock withholding elections shall be irrevocable and made in writing, signed by the Participant on forms approved by the Committee in advance of the day that the transaction becomes taxable.

  Stock withholding elections made by Participants who are subject to the short- swing profit restrictions of Section 16 of the Exchange Act must comply with the additional restrictions of Section 16 and Rule 16b-3 in making their elections.

                           ARTICLE XV -- SUCCESSORS

  All obligations of the Company under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business and/or assets of the Company.

                      ARTICLE XVI -- REQUIREMENTS OF LAW

  16.1 REQUIREMENTS OF LAW. The granting of Awards and the issuance of Shares under this Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

  16.2 GOVERNING LAW. The Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Delaware.

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF U.S. BIOSCIENCE,
                                      INC.

                             U.S. BIOSCIENCE, INC.
        One Tower Bridge, 100 Front Street, West Conshohocken, PA 19428

  The undersigned, a stockholder of U.S. BIOSCIENCE, INC. hereby constitutes and appoints C. BOYD CLARKE, ROBERT I. KRIEBEL and MARTHA E. MANNING, and each of them acting individually, as the attorney and proxy of the undersigned, with full power of substitution, for and in the name and stead of the undersigned, to attend the Annual Meeting of Stockholders of the Company to be held on April 22, 1999, at 10:00 a.m., at The Philadelphia Marriott West, 111 Crawford Avenue, West Conshohocken, Pennsylvania, and any adjournment or postponement thereof, and thereat to vote all shares of Common Stock which the undersigned would be entitled to vote if personally present.

       (Continued, and to be marked, dated and signed, on the other side)

X  Please mark your
   votes as in this
   example.

1. Nominees for election as Directors are: C. Boyd Clarke, Robert I. Kriebel, Paul Calabresi, M.D., Brian H. Dovey, Douglas J. MacMaster, Jr., Allen Misher, Ph.D., George H. Ohye and Betsey Wright

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

                    FOR                       WITHHELD                                             FOR       AGAINST       ABSTAIN
To vote FOR all                  To                                2. Proposal to approve the
nominees check      [ ]       WITHHOLD           [ ]                  Company's 1999               [ ]         [ ]           [ ]
  this box                    AUTHORITY                               Incentive Compensation
                            to vote for all                           Plan
                              nominees
                             check this box                        3. In their discretion, the Proxies are authorized to vote on such other business which may properly come before
                                                                      the meeting.
To WITHHOLD AUTHORITY to vote for any individual
nominee, so indicate on the line below (your shares
will be voted FOR the remaining nominees):

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                                                                   NOTE: Please sign this Proxy exactly as name(s)
                                                                   appears on this Proxy. When signing as attorney-in-
                                                                   fact, executor, administrator, trustee or guardian,
                                                                   please add your title as such. If signer is a
                                                                   corporation, please sign in full corporate name by
                                                                   duly authorized officer or officers. Where stock is
                                                                   issued in the name of two or more persons, all such
                                                                   persons should sign. THE UNDERSIGNED HEREBY
                                                                   ACKNOWLEDGES RECEIPT OF THE NOTICE OF
                                                                   ANNUAL MEETING, PROXY STATEMENT AND
                                                                   ANNUAL REPORT OF U.S. BIOSCIENCE, INC.

Signature(s) ___________________________________________________ Date _________________ , 1999
             Please sign, date and return in the enclosed postage-paid envelope.
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